                            SCHEDULE 14A INFORMATION
                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /
Check the appropriate box:
/ /  Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Under Rule 14a-12

                                   FIRST FUNDS

                (Name of Registrant as Specified in its Charter)

                                 Not Applicable
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1.   Title of each class of securities to which transaction applies:

     2.   Aggregate number of securities to which transaction applies:

     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4.   Proposed maximum aggregate value of transaction:

     5.   Total fee paid:

/ /  Fee paid previously with preliminary materials:

/ /       Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.   Amount Previously Paid:

     2.   Form, Schedule or Registration Statement No.:

     3.   Filing Party:

     4.   Date Filed:

                                   FIRST FUNDS

                           GROWTH AND INCOME PORTFOLIO
                         CAPITAL APPRECIATION PORTFOLIO
                                 BOND PORTFOLIO
                           INTERMEDIATE BOND PORTFOLIO
                          TENNESSEE TAX-FREE PORTFOLIO
                     U.S. GOVERNMENT MONEY MARKET PORTFOLIO
                        MUNICIPAL MONEY MARKET PORTFOLIO
                             CASH RESERVE PORTFOLIO

                            1625 BROADWAY, SUITE 2200
                             DENVER, COLORADO 80202

                                 May 22, 2003

Dear Shareholder:

     A special meeting of shareholders of each of the First Funds portfolios listed above will be held at the offices of First Funds, 1625 Broadway, Suite 2200, Denver, Colorado at 4:00 p.m., Mountain Time, on Thursday, June 26, 2003.

     At the special meeting, you will be asked to elect Trustees to the Board of Trustees of First Funds and to vote on an amended and restated Declaration of Trust for First Funds. In addition, shareholders of classes of portfolios which have Distribution Plans will vote on an amendment to the Distribution Plan for their class, and shareholders of classes that do not have Distribution Plans will vote on adopting a Distribution Plan for their class. Shareholders of the Growth and Income Portfolio will also be asked to vote on an amendment to the portfolio's investment objectives. As a shareholder, you cast one vote for each share you own.

     If you cannot attend the meeting, you may participate by proxy. After you have reviewed the enclosed materials, please cast your vote on the enclosed proxy card or vote by telephone or over the Internet. Instructions for telephone and Internet voting are enclosed.

     YOUR VOTE ON THESE MATTERS IS IMPORTANT. PLEASE VOTE PROMPTLY BY COMPLETING AND SIGNING THE PROXY CARD AND RETURNING IT IN THE ENVELOPE PROVIDED OR BY FOLLOWING THE ENCLOSED INSTRUCTIONS TO VOTE BY TELEPHONE OR OVER THE INTERNET.

     If you have any questions about the proposals to be voted on, or need help completing the proxy card or otherwise voting, please call (800) 442-1941 or your service agent. Thank you for your participation in the meeting.

                                        Sincerely,


                                        Jeremy O. May
                                        President

                                   FIRST FUNDS

                           GROWTH AND INCOME PORTFOLIO
                         CAPITAL APPRECIATION PORTFOLIO
                                 BOND PORTFOLIO
                           INTERMEDIATE BOND PORTFOLIO
                          TENNESSEE TAX-FREE PORTFOLIO
                     U.S. GOVERNMENT MONEY MARKET PORTFOLIO
                        MUNICIPAL MONEY MARKET PORTFOLIO
                             CASH RESERVE PORTFOLIO

                            1625 BROADWAY, SUITE 2200
                             DENVER, COLORADO 80202

                     --------------------------------------
                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                      TO BE HELD ON THURSDAY, JUNE 26, 2003
                     --------------------------------------

TO OUR SHAREHOLDERS:

     Notice is hereby given that a Special Meeting of shareholders of First Funds will be held at the executive offices of First Funds, 1625 Broadway, Suite 2200, Denver, Colorado 80202, on Thursday, June 26, 2003, at 4:00 p.m., Mountain Time, for the following purposes:

     1.   To elect a Board of Trustees;

     2. To vote on an amended and restated Declaration of Trust; with respect to the following:

          (a)      Reorganizations;
          (b)      Future Amendments;
          (c)      Redemptions of First Funds' shares
          (d)      Custodians;
          (e)      Advisory Agreements;
          (f)      Termination or Reclassification of the Trust or a Fund;
                   and
          (g)      Other Changes;

3. To vote on an amendment to the fundamental investment policies and the redesignation of certain fundamental policies to non-fundamental policies for the Growth and Income Portfolio;

     4. To vote on an amendment to the Distribution Plans for each class of a portfolio which has a Distribution Plan;

     5. To vote on a Distribution Plan for class I and class A of each portfolio; and

     6. To consider and act upon any other business as may properly come before the meeting and any adjournments thereof.

     The accompanying Proxy Statement contains further information with respect to these matters.

     THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU APPROVE EACH NOMINEE FOR TRUSTEE AND VOTE IN FAVOR OF EACH OTHER ITEM LISTED ABOVE.

     You are entitled to vote at the meeting and any adjournment or postponement of the meeting if you owned shares of any portfolio of First Funds listed above at the close of business on April 28, 2003.

     WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED FOR MAILING IN THE UNITED STATES.

                                   By order of the Board of Directors,


                                   Traci A. Thelen
                                   Secretary

May 22, 2003

                                   FIRST FUNDS

                           GROWTH AND INCOME PORTFOLIO
                         CAPITAL APPRECIATION PORTFOLIO
                                 BOND PORTFOLIO
                           INTERMEDIATE BOND PORTFOLIO
                          TENNESSEE TAX-FREE PORTFOLIO
                     U.S. GOVERNMENT MONEY MARKET PORTFOLIO
                        MUNICIPAL MONEY MARKET PORTFOLIO
                             CASH RESERVE PORTFOLIO

                            1625 BROADWAY, SUITE 2200
                             DENVER, COLORADO 80202

                                 PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees of First Funds to be used at a special meeting of shareholders of the portfolios listed above to be held at 4:00 p.m. on Thursday, June 26, 2003 at the offices of First Funds, 1625 Broadway, Suite 2200 Denver, Colorado 80202 and at any adjournment thereof.

     For purposes of this Proxy Statement, each of the portfolios of First Funds may be referred to as a "Fund" or collectively as the "Funds."

     The following proposals will be considered and acted upon at the meeting:

   PROPOSAL                                                                          FUNDS AFFECTED       PAGE
-------------------------                                                       -----------------------  -------
1. To  elect Trustees                                                                 All Funds            3
                                                                                                          _____

2. To vote  on an amended and restated  Declaration of Trust for First                                    _____
   Funds with respect to the following:

     (a)  Reorganizations;                                                             All Funds           13
                                                                                                          _____
     (b)  Future Amendments;                                                           All Funds           13
                                                                                                          _____
     (c)  Redemptions of First Funds' shares                                           All Funds           13
                                                                                                          _____
     (d)  Custodians; and                                                              All Funds           14
                                                                                                          _____
     (e)  Advisory Agreements;                                                         All Funds           14
                                                                                                          _____
     (f)  Termination or Reclassification of the Trust or a Fund; and                  All Funds           14
                                                                                                          _____
     (g)  Other Changes                                                                All Funds           14
                                                                                                          _____
3. To vote on an amendment to the fundamental investment policies                   Growth and Income      15
    and the redesignation of certain fundamental policies to non-fundamental             Fund             _____
    policies for the Growth and Income Portfolio

4. To vote on an amendment  of the  Distribution  Plans for  classes of Funds    Class C of All Funds      16
    which have Distribution Plans                                                                         _____
                                                                                  Class B of Growth &
                                                                                    Income, Capital
                                                                                Appreciation, Tennessee
                                                                                Tax-Free, Cash Reserve,
                                                                                 and Intermediate Bond
                                                                                         Funds

5. To vote on a Distribution Plan for Class I and Class A of each Fund           Class I of All Funds        19
                                                                                Class A of All Funds       _____

     A copy of your Fund's most recent annual and semi-annual reports may be obtained without charge by written request to First Funds, 1625 Broadway, Suite 2200, Denver, Colorado 80202 or by calling (800) 442-1941.

     This proxy statement and the accompanying materials are being mailed by the Board of Trustees on or about June 2, 2003.

     Shareholders of record at the close of business on April 28, 2003 are entitled to vote at the meeting and have one vote for each share held. Only shareholders of record at the close of business on April 28, 2003 will be entitled to notice of, and to vote at, the meeting. As of April 28, 2003, the following number of shares of each Fund were outstanding:

          FUND                         NUMBER OF SHARES OUTSTANDING
     -------------------------         -----------------------------

Growth And Income Portfolio                             39,198,155.378
                                                        ==============
         Class I                        29,756,411.528
                                       ===============
         Class A                         5,035,589.615
                                       ===============
         Class B                           906,382.590
                                       ===============
         Class C                         3,499,771.645
                                       ===============
Capital Appreciation Portfolio                           5,871,080.822
                                                         =============
         Class I                         5,432,273.313
                                       ===============
         Class A                           329,443.456
                                       ===============
         Class B                            52,675.403
                                       ===============
         Class C                            56,688.650
                                       ===============
Bond Portfolio                                          23,773,546.519
                                                        ==============
         Class I                        23,414,766.887
                                       ===============
         Class A                           205,316.841
                                       ===============
         Class C                           153,462.791
                                       ===============
Intermediate Bond Portfolio                             23,640,052.066
                                                        ==============
         Class I                        18,487,628.136
                                       ===============
         Class A                         4,912,188.563
                                       ===============
         Class B                            62,185.087
                                       ===============
         Class C                           178,050.280
                                       ===============
Tennessee Tax-Free Portfolio                            17,240,451.046
                                                        ==============
         Class I                        15,225,174.161
                                       ===============
         Class A                           975,581.380
                                       ===============
         Class B                           357,387.655
                                       ===============
         Class C                           682,307.850
                                       ===============

U.S. Government Money Market Portfolio                 130,731,885.480
                                                       ===============
         Class I                       123,241,172.840
                                       ===============
         Class A                                     0
                                       ===============
         Class C                         7,490,712.640
                                       ===============
Municipal Money Market Portfolio                        87,900,765.440
                                                        ==============
         Class I                        63,251,365.030
                                       ===============
         Class A                                     0
                                       ===============
         Class C                        24,649,400.410
                                       ===============
Cash Reserve Portfolio                                 254,104,664.990
                                                       ===============
         Class I                        47,569,576.790
                                       ===============
         Class A                                     0
                                       ===============
         Class B                           123,321.040
                                       ===============
         Class C                       206,411,767.160
                                       ===============

                            MANNER OF VOTING PROXIES

     The presence in person or by proxy of the holders of record of a majority of the shares of all of the Funds entitled to vote will constitute a quorum at the meeting with respect to the proposals affecting all of the Funds. For proposals where the Declaration of Trust or applicable law permits or requires that holders of any Fund or any class of a Fund shall vote as a Fund or a class thereof, then a majority of the aggregate number of shares of that Fund or class thereof entitled to vote is necessary to constitute a quorum for the transaction of business by that Fund or class thereof.

     For the purposes of determining the presence of a quorum, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particularly matter with respect to which brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. As a result, abstentions and broker "non-votes" will have no effect on the outcome of Item 1 and will have the effect of a "no" vote for purposes of obtaining the requisite approval of Items 2 through 5.

     Shares represented by proxies, unless previously revoked, will be voted at the meeting in accordance with the instructions of the shareholders. If no instructions are given, the proxies will be voted in favor of the proposals. To revoke a proxy, the shareholder giving such proxy must either (1) submit a subsequently dated proxy to the Secretary of First Funds, (2) deliver to the Secretary a written notice of revocation, or (3) otherwise give notice of revocation in the meeting, in all cases prior to the exercise of the authority granted in the proxy.

     Proxies are solicited by mail. Additional solicitations may be made by telephone, e-mail, or other personal contact by officers or employees of First Funds or by proxy soliciting firms retained by First Funds. First Funds has retained D.F. King & Co., Inc to provide proxy solicitation services in connection with the meeting. In addition, First Funds may reimburse persons holding shares in their names or names of their nominees for expenses incurred in forwarding solicitation material to their beneficial owners. The costs of the proxy solicitations are estimated to be $30,000-$40,000 and will be borne pro rata by the Funds.

     First Funds knows of no other matters to be brought before the meeting. If, however, because of any unexpected occurrence, any other matters properly come before the meeting, it is the Funds' intention that proxies not limited to the contrary will be voted in accordance with the discretion of the persons named in the enclosed form of proxy.

                          ITEM 1. ELECTION OF TRUSTEES

     At the meeting, you will be asked to elect Trustees to the Board of Trustees. First Funds has a single Board of Trustees which oversees each of the Funds. The Board of Trustees is responsible for the overall management of the business of the Funds. The Board of Trustees approves all significant agreements between the Funds and persons or companies furnishing services to the Funds, including the Funds' agreements with their investment advisers, co-investment advisers, administrator, distributor, transfer agent, custodian, and fund accounting agent. The Board of Trustees has delegated the day-to-day operations of the Funds to the First Funds officers and various service providers, subject always to the objectives and policies of the Funds and the general supervision of the Board of Trustees.

    All nominees named below are currently Trustees except for Mr. Charles Burkett, and each has served in that capacity since originally elected or appointed. If elected to the Board of Trustees, Mr. Burkett, as will all other Trustees, serve on behalf of all shareholders; and, therefore, Mr. Burkett will not serve as a representative of any particular person or group of persons who are shareholders of the Fund, including those with whom First Tennessee has a fiduciary relationship.

     If, before the election, any nominee refuses or is unable to serve, proxies will be voted for a replacement nominee designated by the current Trustees. First Funds does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his successor is chosen and qualified, or until he retires, resigns or is removed from office.

     The following table presents certain information about the Trustees standing for re-election, the nominees for Trustee, and the officers of First Funds, including their principal occupations for at least the past five years.

                              INDEPENDENT TRUSTEES

                                                                                                    NUMBER OF
                                                                                                  PORTFOLIOS IN       PUBLIC
                                                                                                      FUND           COMPANY
                                                   TERM OF                                          COMPLEX       DIRECTORSHIPS
                                                   OFFICE                                           OVERSEEN          HELD BY
                                 POSITION        AND LENGTH                                       BY TRUSTEE OR     TRUSTEE OR
                                    HELD             OF          PRINCIPAL OCCUPATION              NOMINEE FOR      NOMINEE FOR
NAME, ADDRESS & AGE              WITH TRUST      TIME SERVED     DURING PAST 5 YEARS                 TRUSTEE         TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------
JOHN A. DECELL, age 67,           Trustee        June 1992 to    Mr. DeCell is the proprietor           8              None
1625 Broadway, Suite 2200                          Present       of DeCell & Company (real
Denver, Colorado                                                 estate consulting and
                                                                 management), and President of
                                                                 Capital Advisers, Inc. (real
                                                                 estate consulting and
                                                                 management).

LARRY W. PAPASAN, age 62,         Trustee        June 1992 to    Mr. Papasan was Chairman of            8              None
1625 Broadway, Suite 2200                          Present       Smith & Nephew, Inc.
Denver, Colorado                                                 (orthopedic division) until he
                                                                 retired in December 2002.

RICHARD C. RANTZOW, age 64,       Chairman       June 1992 to    Mr. Rantzow was CFO/Director           8              None
1625 Broadway, Suite 2200       and Trustee        Present       (1991 - 1998) of Ron Miller
Denver, Colorado                                                 Associates, Inc.
                                                                 (manufacturer).

                              INTERESTED TRUSTEES

                                                                                                    NUMBER OF
                                                                                                  PORTFOLIOS IN       PUBLIC
                                                                                                      FUND           COMPANY
                                                    TERM OF                                         COMPLEX       DIRECTORSHIPS
                                                    OFFICE                                          OVERSEEN          HELD BY
                                 POSITION         AND LENGTH                                      BY TRUSTEE OR     TRUSTEE OR
                                    HELD             OF          PRINCIPAL OCCUPATION              NOMINEE FOR      NOMINEE FOR
NAME, ADDRESS & AGE              WITH TRUST      TIME SERVED     DURING PAST 5 YEARS                 TRUSTEE         TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------
GEORGE P. LEWIS, age 64,          Trustee         December       Mr. Lewis is currently a               8              None
1625 Broadway, Suite 2200                           1999         director of Methodist Extended
Denver, Colorado                                 to Present      Care Hospital, a non-profit
                                                                 health care company. From 1976
                                                                 until October 1999, Mr. Lewis
                                                                 was Executive Vice President
                                                                 and Manager of the Money
                                                                 Management Group of First
                                                                 Tennessee Bank. During that
                                                                 time he was also a director of
                                                                 certain First Tennessee
                                                                 affiliates including Hickory
                                                                 Venture Capital Corporation, a
                                                                 venture capital company, and
                                                                 First Tennessee Brokerage, a
                                                                 broker/dealer. He was also a
                                                                 director for Martin & Company
                                                                 and Highland Capital
                                                                 Management Corp., both
                                                                 investment advisers and
                                                                 affiliates of First Tennessee.
                                                                 Because of his affiliation
                                                                 with First Tennessee, Mr.
                                                                 Lewis is considered an
                                                                 "Interested" Trustee of First
                                                                 Funds Trust.

CHARLES BURKETT, age 52           Trustee          Nominee       Mr. Burkett is currently the           8              None
1625 Broadway, Suite 2200                                        President, Memphis Financial
Denver, Colorado                                                 Services, of First Tennessee
                                                                 Bank. Mr. Burkett served as an
                                                                 Executive Vice President,
                                                                 Manager Affluent Markets from
                                                                 1997 to 2001. Mr. Burkett is a
                                                                 director of certain First
                                                                 Tennessee affiliates,
                                                                 including First Tennessee
                                                                 Brokerage, a broker/dealer and
                                                                 Highland Capital Management
                                                                 Corp. and Martin & Company,
                                                                 both investment advisers and
                                                                 affiliates of First Tennessee.
                                                                 Because of his affiliation
                                                                 with First Tennessee, Mr.
                                                                 Burkett, if elected, would be
                                                                 considered an "Interested"
                                                                 Trustee of First Funds Trust.

                                    OFFICERS

                                                                                                    NUMBER OF
                                                    TERM OF                                       PORTFOLIOS IN       PUBLIC
                                                    OFFICE                                            FUND           COMPANY
                                 POSITION         AND LENGTH                                        COMPLEX       DIRECTORSHIPS
                                    HELD             OF          PRINCIPAL OCCUPATION               OVERSEEN          HELD BY
NAME, ADDRESS & AGE              WITH TRUST      TIME SERVED     DURING PAST 5 YEARS              BY OFFICER          OFFICER
--------------------------------------------------------------------------------------------------------------------------------

JEREMY O. MAY,                  President &       President:     Mr. May has been a Vice                8              None
age 33,                          Treasurer         November      President of ALPS
1625 Broadway,                                  2002 to Present  Distributors, Inc., since
Suite 2200                                        Treasurer:     October 1997, and is Director
Denver, Colorado                                February 1997    of Mutual Funds Operations at
                                                 to Present      ALPS Mutual Funds Services,
                                                                 Inc. Mr. May joined ALPS in
                                                                 1995 as a Controller.

TRACI A. THELEN,                 Secretary       May 2002 to     Ms. Thelen is the General              8              None
age 30,                                            Present       Counsel of ALPS Distributors,
1625 Broadway,                                                   Inc., the Distributor, and
Suite 2200                                                       ALPS Mutual Funds Services,
Denver, Colorado                                                 Inc., the Administrator. Ms.
                                                                 Thelen joined ALPS
                                                                 Distributors, Inc. and ALPS
                                                                 Mutual Funds Services, Inc. in
                                                                 October 1999 as Associate
                                                                 Counsel. Prior to that, Ms.
                                                                 Thelen did contract work for
                                                                 various law firms in Boulder,
                                                                 Colorado.

     The Trustees each receive from the Trust an annual fee of $9,000 with the exception of the Chairman of the Board, Mr. Rantzow, who receives $11,000 annually. Each Trustee also receives an additional fee in the amount of $2,250 for attending each regularly scheduled quarterly meeting of the Trustees and $500 for each unscheduled meeting. The officers of First Funds each receive $5,000 annual salary. The officers receive no other compensation from First Funds for their services. Each of the Trustees and officers were compensated as follows for their services provided during the Trust's fiscal year ended June 30, 2002:

                                               PENSION OR                       AGGREGATE
                                               RETIREMENT      ESTIMATED      COMPENSATION
                                 AGGREGATE      BENEFITS         ANNUAL      FROM THE TRUST
                               COMPENSATION    ACCRUED AS       BENEFITS        AND FUND
                                 FROM THE     PART OF FUND        UPON        COMPLEX PAID
NAME                               TRUST        EXPENSES       RETIREMENT      TO TRUSTEES
-------------------------------------------------------------------------------------------------
John A. DeCell                   $ 14,500         $ 0             $ 0           $ 14,500
Trustee

George P. Lewis                  $ 14,500         $ 0             $ 0           $ 14,500
Trustee

Larry W. Papasan                 $ 14,500         $ 0             $ 0           $ 14,500
Trustee

Richard C. Rantzow               $ 16,500         $ 0             $ 0           $ 16,500
Trustee

Jeremy O. May                    $  5,000         $ 0             $ 0           $  5,000
President & Treasurer

     As of December 31, 2002, the dollar range of equity securities in the Funds beneficially owned by Trustees who are "interested persons" of the Trust were as follows:

                 DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS

                                                                                        US
                                                                                    GOVERNMENT  MUNICIPAL
INTERESTED          GROWTH &        CAPITAL                INTERMEDIATE  TENNESSEE     MONEY      MONEY      CASH
TRUSTEES AND        INCOME       APPRECIATION    BOND          BOND       TAX FREE    MARKET     MARKET     RESERVE
NOMINEES            PORTFOLIO      PORTFOLIO   PORTFOLIO     PORTFOLIO   PORTFOLIO   PORTFOLIO  PORTFOLIO  PORTFOLIO
--------------------------------------------------------------------------------------------------------------------
George P. Lewis  Over $100,000       None        None          None        None         None        None    Over $100,000

Charles Burkett     $10,001 -        None        None          None        None         None        None       None
                    $50,000

                      AGGREGATE DOLLAR RANGE
                      OF EQUITY SECURITIES IN
                     ALL REGISTERED INVESTMENT
INTERESTED             COMPANIES OVERSEEN BY
TRUSTEES AND           TRUSTEE IN FAMILY OF
NOMINEES               INVESTMENT COMPANIES
----------------------------------------------
George P. Lewis             Over $100,000

Charles Burkett            $10,001-$50,000

As of December 31, 2002, the dollar range of equity securities in the Funds beneficially owned by Trustees who are not "interested persons" of the Trust were as follows:

                 DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS

                                                                                        US
                                                                                    GOVERNMENT   MUNICIPAL
INDEPENDENT          GROWTH &       CAPITAL                 INTERMEDIATE  TENNESSEE     MONEY       MONEY      CASH
TRUSTEES AND         INCOME      APPRECIATION    BOND          BOND       TAX FREE    MARKET      MARKET     RESERVE
NOMINEES            PORTFOLIO     PORTFOLIO    PORTFOLIO     PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO  PORTFOLIO
---------------------------------------------------------------------------------------------------------------------
John A. DeCell   $1 - $10,000        None        None          None        None        Over         None    $50,001-
                                                                                                  $100,000  $100,000

Larry W. Papasan   $10,001 -     $1 - $10,000    None          None        None        None         None      $1 -
                   $50,000                                                                                  $10,000

Richard C.         $10,001 -     $1 - $10,000    None          None        None        None         None       None
Rantzow            $50,000

                      AGGREGATE DOLLAR RANGE
                      OF EQUITY SECURITIES IN
                     ALL REGISTERED INVESTMENT
INDEPENDENT            COMPANIES OVERSEEN BY
TRUSTEES AND           TRUSTEE IN FAMILY OF
NOMINEES               INVESTMENT COMPANIES
----------------------------------------------
John A. DeCell             Over $100,000

Larry W. Papasan           $10,001 -$50,000

Richard C. Rantzow         $10,001 -$50,000

     As of March 31, 2003, the officers and trustees of the Trust owned as a group less than 1% of the outstanding shares of any Portfolio.

     It is expected that the Board of Trustees will meet at least four times at regularly scheduled meetings. During the fiscal year ended June 30, 2002, the Board of Trustees met five times. Each incumbent Trustee attended at least 75% of the meetings of the Board of Trustees held during the last fiscal year, including the meetings of the Board's standing committees on which such Trustee was a member.

     STANDING COMMITTEES

     The Board of Trustees has a standing Audit Committee presently consisting of Mr. DeCell, Mr. Papasan, and Mr. Rantzow. All are members of the Board and are not considered to be "interested persons" of First Funds or any of the Funds, as the term "interested persons" is defined in the Investment Company Act of 1940 ("1940 Act"). The Board of Trustees has adopted a written charter for the Audit Committee, a copy of which is attached as Appendix A to this Proxy Statement. During the most recent fiscal year, the Audit Committee met two times.

     The principal function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control, and the auditor's responsibility to plan and carry out a proper audit. The principal objectives of the Audit Committee are to oversee First Funds' accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers, to oversee the quality and objectivity of First Funds' financial statements and the independent audit of the financial statements and to act as liaison between the auditors and the Board of Trustees.

     In carrying out these responsibilities, the Audit Committee performs numerous duties, as described in the Audit Charter. These duties include the following:

     (i) Assist the Board of Trustees in fulfilling its oversight responsibilities;

     (ii) Recommend the selection, retention or termination of auditors and evaluate the independence of the auditors in accordance with the rules of the Securities and Exchange Commission, including whether the auditors provide any consulting services to the manager, and receive the auditors' specific representations as to their independence; and

     (iii) Preapprove, or establish preapproval policies and procedures concerning, all audit and permitted non-audit services to be provided to the Trust, and all permitted non-audit services to be provided by the Trust's auditors to its investment adviser and affiliates of the investment adviser that provide ongoing services to the Trust if the services relate directly to the operations and financial reporting of the Trust.

     The Board of Trustees has recently established a Nominating Committee consisting of Mr. DeCell, Mr. Papasan, and Mr. Rantzow. The function of the Nominating Committee is to recommend candidates for election to the Board. The Nominating Committee does not have a procedure for considering nominees for Trustees recommended by shareholders.

     REQUIRED VOTE

     The presence in person or by proxy of the holders of record of a majority of the shares of all of the Funds entitled to vote will constitute a quorum at the meeting with respect to the election of the Trustees. Election of each Trustee will require approval of a plurality of the votes cast in person or by proxy at the meeting at which a quorum exists. The votes of each of the Funds will be counted together with respect to the election of the nominees.

     THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" APPROVAL OF THE ELECTION OF EACH OF THE NOMINEES TO THE BOARD OF TRUSTEES.

          ITEM 2. AMENDED AND RESTATED DECLARATION OF TRUST

     Each Fund, like other mutual funds, is subject to comprehensive federal laws and regulations, and in particular, the Investment Company Act of 1940. Each mutual fund is also subject to state law. The Funds are subject to Massachusetts law because each Fund is a series of First Funds. First Funds is an entity known as a Massachusetts business trust. Under Massachusetts law, a business trust generally operates under a charter or organization document, usually called a declaration of trust, that sets forth various provisions relating primarily to the authority of the trust to conduct business and the governance of the trust. The Funds, as series of the same business trust, all operate under the Declaration of Trust for First Funds.

     At the meeting, you will be asked to approve an Amended and Restated Declaration of Trust for First Funds. The Amended and Restated Declaration of Trust that is proposed for First Funds (called, in this proxy statement, the Restated Declaration) appears in Appendix B to this proxy statement. The Restated Declaration amends the First Funds existing Declaration of Trust (called, in this proxy statement, the Existing Declaration) in its entirety. The Trustees have unanimously approved the Restated Declaration and recommend that you approve it, also.

    Six of the changes to the Declaration of Trust are identified as significant and are set forth as Proposal Numbers 2a, 2b, 2c, 2d, 2e and 2f below. Each of these proposed changes requires a separate vote by shareholders of the Funds. The remaining changes will be voted on as one proposal, Proposal No. 2g. If one or more of these Proposals are not approved by the requisite shareholder vote, the Board of Trustees will not include those Proposals in the Restated Declaration, and will make conforming changes to the Restated Declaration as necessary to provide for internal consistency.

    The purpose of adopting the Restated Declaration is to give the Trustees more flexibility and broader authority to act as fiduciaries of the Funds compared to the Existing Declaration. The Board of Trustees believes this increased flexibility may allow the Trustees to react more quickly to changes in competitive and regulatory conditions and, as a consequence, may allow the Funds to operate in a more efficient and economical manner. Adoption of the Restated Declaration will not remove any of the protections of federal law or alter the Trustees' existing fiduciary obligations to act with due care and in the shareholders' best interests. Before utilizing any new flexibility that the Restated Declaration may afford, the Trustees must first consider the shareholders' interests and then act in accordance with those interests.

    Several of the proposed changes discussed below give the Board of Trustees the authority to act without shareholder approval. Although the Board of Trustees has no current intention to utilize the broader authority provided in the Restated Declaration, it is possible that the Trustees may choose to exercise this broader authority in the future. The Board of Trustees is obligated to act in accordance with its fiduciary duties; however, there is a risk that shareholders of the Funds, if they had the right to approve a particular action, would decide certain issues differently than the Board of Trustees. In addition, while the Board of Trustees is obligated to act in the best interests of the shareholders as a whole, there is no assurance that a particular decision made by the Board of Trustees will be in the best interest of a particular shareholder.

    You should note that your Fund's investments and investment policies will not change by virtue of the adoption of the Restated Declaration.

    The Restated Declaration makes a number of significant changes to the Existing Declaration. As discussed above, certain of these changes give the Trustees greater flexibility and broader authority to act without shareholder approval. The most significant changes are summarized below. In addition to the changes described below, there are other substantive and stylistic differences between the Restated Declaration and the Existing Declaration. The following summary is qualified in its entirety by reference to the Restated Declaration itself in Appendix B. The attached Restated Declaration has been marked to show changes from the Existing Declaration.

    Both the Existing Declaration and the Restated Declaration provide for indemnification of Trustees and officers of First Funds to the maximum extent permitted by law. Insofar as indemnification for liabilities arising under The Securities Act of 1933, as amended (the "1933 Act") may be permitted to Trustees and officers of First Funds pursuant to the Existing Declaration, the Restated Declaration, or otherwise, First Funds has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the 1933 Act, as amended, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by First Funds of expenses incurred or paid by a Trustee or officer of First Funds in the successful defense of any action, suit or proceeding) is asserted by such Trustee or officer in connection with any securities being registered, First Funds will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

                             SIGNIFICANT CHANGES

                           ITEM 2(a) - REORGANIZATIONS

     The Restated Declaration permits the Trustees, without shareholder approval, to change a fund's form of organization, reorganize any fund or class or the trust as a whole into a newly, created entity or a newly created series of an existing entity, or to incorporate any fund or class or the trust as a whole as a newly created entity. The Existing Declaration requires shareholder approval for this type of reorganization.

     Under certain circumstances, it may not be in the shareholders' interests to require a shareholder meeting to permit the Trust or a Fund or class thereof to reorganize into another entity or to incorporate. For example, in order to reduce the cost and scope of state regulatory requirements or to take advantage of a more favorable tax treatment offered by another state, the Trustees may determine that it would be in the shareholders' interests to reorganize a fund to domicile it in another state or to change its legal form. Under the Existing Declaration, the Trustees cannot effectuate such a potentially beneficial reorganization without first conducting a shareholder meeting and incurring the attendant costs and delays. The Restated Declaration gives the Trustees the flexibility to reorganize the Trust or any of its Funds or classes and achieve potential shareholder benefits without incurring the delay and potential costs of a proxy solicitation. Such flexibility should help to assure that the Trust and its Funds operate under the most appropriate form of organization.

     The Restated Declaration requires that shareholders receive written notification of any reorganization transaction.

     The Restated Declaration does not permit the Trust or any Fund or class to merge with or sell its assets to another operating entity without first obtaining shareholder approval. However, it would permit a reorganization with a newly created entity without shareholder approval. The Board of Trustees has the fiduciary obligation to act in the best interest of the shareholders as a whole. However, the Board may elect to approve a reorganization that the shareholders, if they had the right to vote on the matter, would not approve. In addition, there may be some specific disadvantages to a particular reorganization. For example, if a reorganization resulted in a fund with fewer assets, expenses as a percentage of total assets of the fund might be higher subsequent to the reorganization.

                         ITEM 2(b) FUTURE AMENDMENTS

     The Restated Declaration may be amended without shareholder approval in most cases. The Existing Declaration may be amended without shareholder approval only in certain limited circumstances. Under the Restated Declaration, shareholders generally have the right to vote on any amendment affecting their voting powers, on any amendment affecting the amendment provisions of the Restated Declaration, on any amendment required by law or by a Fund's registration statement to be approved by shareholders, and on any amendment submitted to shareholders by the Trustees. By allowing amendment of the Restated Declaration without shareholder approval, the Restated Declaration gives the Trustees the necessary authority to react quickly to future contingencies. However, by eliminating the requirement of shareholder approval, the Board of Trustees may elect to adopt an amendment that the shareholders, if permitted to vote on the matter, would not approve. In addition, an amendment approved by the Board of Trustees may not be in the best interest of a particular shareholder.

                         ITEM 2(c) - REDEMPTION

     The Restated Declaration permits the Trustees to cause the involuntary redemption of a shareholder's shares at any time for any reason the Trustees deem appropriate subject to applicable law. The Existing Declaration permit the Trustees to redeem shares only in certain limited circumstances. Under the Restated Declaration, the Trustees will be able to cause a shareholder's shares to be redeemed in order to eliminate small accounts for administrative efficiencies and cost savings, to protect the tax status of a Fund if necessary and to eliminate ownership of shares by a particular shareholder when the Trustees determine, pursuant to adopted policies, that the particular shareholder's ownership is not in the best interests of the other shareholders of a Fund (for example, in the case of a market timer).
The exercise of the power granted to the Board of Trustees under the Restated Declaration to redeem shares involuntarily is subject to any applicable provisions under the 1940 Act or the rules adopted thereunder. The staff of the Commission takes the position that the 1940 Act prohibits involuntary redemptions; however, the staff has granted enforcement no-action relief for involuntary redemptions in limited circumstances.



    The Restated Declaration also clarifies that redemption fees and back-end sales charges may be charged upon redemption.

                          ITEM 2(d) - CUSTODIANS

     The Restated Declaration provides that the Trustees may, but are not obligated to, employ a custodian for the safekeeping of fund assets. This proposed change gives First Funds the ability to act as a self-custodian, in the discretion of the Board of Trustees, under applicable law. The discretion provided in the Restated Declaration for First Funds to act as a self-custodian may result in a higher level of risk with respect to these activities.

                         ITEM 2(e) - ADVISORY AGREEMENTS

           The Restated Declaration permits a fund to enter into and amend advisory and subadvisory agreements without shareholder approval if permitted by applicable law. This proposed change gives the Board of Trustees the flexibility to approve changes quickly if necessary and without the expenses incurred by the Fund in soliciting shareholder approval. As discussed above, the Board of Trustees has a fiduciary obligation to act in the best interest of the shareholders with respect to any advisory or subadvisory agreements entered into or changed and only as permitted by applicable law. However, the Board of Trustees may approve a change that the shareholders, if permitted to vote on the matter, would not approve.

       ITEM 2(f) - TERMINATION OR RECLASSIFICATION OF THE TRUST OR A FUND

           The Restated Declaration permits the Trustees, without shareholder approval, to terminate the trust, to designate or redesignate series, such as a Fund, to classify and reclassify classes and to make any other changes with respect to a series or class, including terminating a series or class, whether or not shares of the series or class are outstanding. The Existing Declaration only permits these actions without shareholder approval if there are no shares of the series or class outstanding. As discussed above, by eliminating the requirement for shareholder approval, the Board of Trustees has the ability to take action that may not be approved by the shareholders of the Funds, if the shareholders had the right to vote on the proposed action.

                         ITEM 2(e) - OTHER CHANGES

     Other changes to the Existing Declaration include:

     1. The Restated Declaration does not require the Trustees to provide notice to shareholders of the appointment of a new Trustee in the event of a vacancy caused by removal, retirement, or death of a Trustee. This change is intended to simplify administration of the Funds' affairs. This information will be made publicly available in the First Funds SEC reports.

     2. The Restated Declaration provides that by becoming a shareholder of a fund each shareholder shall be expressly held to have assented to and agreed to be bound by the provisions of the Restated Declaration.

     3. The Restated Declaration provides that rights to indemnification or insurance cannot be limited retroactively.

     4. The Restated Declaration provides that a Trustee will, automatically and without action of such Trustee or the remaining Trustees, be deemed to have retired from the Board of Trustee's, effective as of the Trust's fiscal year end subsequent to the date when the Trustee reaches the age of 72.

     5. The Restated Declaration provides that shareholders may not bring suit on behalf of a Fund without first requesting that the Trustees bring such suit unless there would be irreparable injury to the fund or if a majority of the Trustees have a personal financial interest in the action. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees or as trustees of funds with the same or an affiliated investment adviser or distributor. The effect of this change may be to discourage suits brought against the Funds by shareholders. While the Board of Trustees is obligated to comply with its fiduciary duties in determining whether to bring a suit, the Board may, in the exercise of its business judgment, determine not to bring a suit that shareholders of a Fund would pursue if they had the right to bring suit on behalf of a Fund. This provision is not intended to impair any rights a shareholder may have under federal law.

     6. The Restated Declaration provides that all shares of beneficial interest of the Trust have a par value of $0.01 per share. Under the Existing Declaration, the shares of beneficial interest have no par value.

     REQUIRED VOTE

     The presence in person or by proxy of the holders of record of a majority of the shares of all of the Funds entitled to vote will constitute a quorum at the meeting with respect to Proposals 2(a), 2(b), 2(c), 2(d), 2(e), 2(f) and 2(g). Approval of each of the proposals requires the affirmative vote of the holders of the lesser of (a) 67% or more of the voting securities of all Funds present at the meeting or represented by proxy if holders of more than 50% of the outstanding voting securities of the Funds are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of the Funds. The votes of each of the Funds will be counted together with respect to the approval of each of the proposals regarding the Restated Declaration.

    If some but not all of these Proposals are approved by the Funds, only those Proposals which have been approved will be adopted. If none of these Proposals are approved, the Existing Declaration will remain in effect. If approved, the Restated Declaration is expected to take effect on or about July 1, 2003.

     THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR ALL OF THE PROPOSALS RELATING TO THE AMENDED AND RESTATED DECLARATION OF TRUST.

                   ITEM 3. GROWTH AND INCOME PORTFOLIO ONLY -

           AMENDMENT TO FUNDAMENTAL INVESTMENT OBJECTIVES AND REDESIGNATION OF CERTAIN FUNDAMENTAL POLICIES AS NON-FUNDAMENTAL

     Each Fund has adopted certain investment restrictions or policies that are "fundamental," meaning that as a matter of law they cannot be changed without shareholder approval. All mutual funds are required to adopt fundamental policies with respect to a limited number of matters.

     In order to modify, eliminate or reclassify a Fund's fundamental investment objectives or policies, the 1940 Act requires that any such change be approved by a majority of the Fund's outstanding voting securities. The Trustees have reviewed the Funds' current fundamental objectives and policies, and have concluded with respect to the Growth and Income Portfolio that its investment objective should be revised as discussed below.

     The Growth and Income Portfolio's present fundamental investment objective is to achieve maximum total return through a combination of capital appreciation and dividend income by investing at least 65% of its total assets in equity securities. Subject to the approval of the shareholders of the Growth and Income Portfolio, the Board of Trustees has approved a modification of the investment objective to eliminate dividend income as a component of the investment objective. In addition, the policy of investing at least 65% of the Funds assets in equity securities is being modified to 80%, and being changed from fundamental to a non-fundamental policy. The proposed revised fundamental investment objective of the portfolio is to achieve maximum total return through capital appreciation. The proposed nonfundamental policy provides that under normal circumstance the Fund will invest at least 80% of its net assets plus borrowings for investment purposes in equity securities. If the Board of Trustees determines to change its policy of investing at least 80% of its net assets plus borrowings for investment purposes in equity securities, it will provide the shareholders of the Fund at least 60 days prior written notice of the change.

     At the time the fundamental investment objectives for the Growth and Income Portfolio were initially adopted, dividend income represented a significant means of obtaining maximum total return for the Fund. Because the evolution of the market the portfolio invests in has seen an overall decline in dividends paid by companies, this component has diminished in importance and capital appreciation has become the primary means by which returns for the Fund are generated. The Board of Trustees has determined that it is appropriate to revise the fundamental objective to focus upon the significant means by which returns are achieved for the Fund.

     If the revised policy is approved by the shareholders, the Board of Trustees will change the name of the portfolio to the "First Funds Core Equity Portfolio". Other than the revisions discussed above, the investment objectives, policies, strategies, and restrictions for the portfolio will remain unchanged.

     REQUIRED VOTE

     Only shareholders of the Growth and Income Portfolio are entitled to vote on the amendment to the Fund's investment objective. The presence in person or by proxy of the holders of record of a majority of the shares of the Growth and Income Portfolio entitled to vote will constitute a quorum at the meeting with respect to the amendment of the Fund's investment objective. Approval of this Item will require the affirmative vote of the holders of the lesser of (a) 67% or more of the voting securities of the Growth and Income Portfolio present at the meeting represented by proxy if holders of more than 50% of the voting securities of that Fund are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of that Fund.

     THE BOARD OF TRUSTEES HAS UNANIMOUSLY CONCLUDED THAT THE PROPOSAL TO AMEND THE INVESTMENT OBJECTIVE OF THE GROWTH AND INCOME PORTFOLIO WILL BENEFIT THE FUND AND ITS SHAREHOLDERS. THE TRUSTEES UNANIMOUSLY RECOMMEND VOTING "FOR" THE AMENDMENT TO THE INVESTMENT OBJECTIVES.

                     ITEM 4. AMENDMENT OF DISTRIBUTION PLANS

                      CLASS B AND CLASS C OF EACH FUND ONLY

     The Trustees of First Funds have adopted a Distribution Plan on behalf of Class C of each Fund (the "Class C Plan") and Class B of the Growth & Income, Capital Appreciation, Tennessee Tax-Free, Cash Reserve, and Intermediate Bond Funds (the "Class B Plan") pursuant to Rule 12b-1 (the Rule) under the 1940 Act The Class C Plan was initially adopted in May 1993, and was amended in March 1994, September 1994, and June 1997 to add additional Funds. The Class B Plan was initially adopted in May 1999 and amended in October 2002 to add additional Funds.

     The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is intended primarily to result in the sale of shares of the fund except pursuant to a plan adopted by the fund under the Rule.

     First Funds is proposing to amend each Distribution Plan to expressly recognize that various Fund service providers, such as a Fund's manager or investment adviser, may make payments for distribution related expenses out of their own resources, including past profits, or payments received from the Fund for other purposes, such as management fees, and that the Fund's distributor or shareholder servicing agents may from time to time use their own resources for distribution related services, in addition to the fees paid under the Distribution Plan. The amendment to each Distribution Plan provides that, to the extent that such payments might be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of a Fund within the context of Rule 12b-1, then the payments are deemed to be authorized by the Distribution Plan. Forms of the proposed amended Distribution Plans appear in Appendix C to this Proxy Statement.

     If the amendment is approved by the Class B and Class C shareholders of each Fund, the amendment shall become effective upon the first business day of the month following such approval. The amended Class C Plan and Class B Plan shall remain in effect from the effective date until June 30, 2004, and from year to year thereafter; provided, however, that such continuance is subject to annual approval by a vote of a majority of the Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on the Plan.

     The Trustees have adopted the Distribution Plans to allow each class to compensate the distributor for incurring distribution expenses. Pursuant to the Class C Plan for the U.S. Government Money Market Portfolio, the Municipal Money Market Portfolio, and the Cash Reserve Portfolio, the distributor is paid a monthly 12b-1 (distribution) fee at the annual rate of up to 0.45% of the average daily net assets of the Class. For the other Class C Plans, the distributor is paid a monthly 12b-1 (distribution) fee at the annual rate of up to 0.75% of Class C's average daily net assets. Pursuant to the Class B Plan, the distributor is paid a monthly 12b-1 (distribution) fee at the annual rate of up to 0.75%, 0.75%, 0.60%, 0.75%, and 0.60% of Class B's average daily net assets for the Growth & Income, Capital Appreciation, Tennessee Tax-Free, Cash Reserve, and Intermediate Bond Portfolios, respectively. The Trustees may limit such fees from time to time for one or more Funds (see the current Prospectus for each Fund for information concerning such limitations). The proposed amendment will not impact the amount or timing of the payment of fees to the distributor.

     First Funds or the distributor, on behalf of Class C of each Fund and Class B of the Growth & Income, Capital Appreciation, Tennessee Tax-Free, Cash Reserve, and Intermediate Bond Portfolios, may enter into servicing agreements (Service Agreements) with banks, broker-dealers or other institutions (Agency Institutions). Each Class C and Class B Plan provides that the distributor may use its fees and other resources to make payments to Agency Institutions for performance of distribution-related services. The Service Agreements further provide for compensation to banks, broker-dealers, and others for their efforts to sell Class C and Class B shares. The distribution-related services include, but are not limited to, the following: formulation and implementation of marketing and promotional activities, such as mail promotions and television, radio, newspaper, magazine and other mass media advertising; preparation, printing and distribution of sales literature; preparation, printing and distribution of prospectuses of each Fund and reports to recipients other than existing shareholders of each Fund; obtaining such information, analysis and reports with respect to marketing and promotional activities as the distributor may, from time to time, deem advisable; making payments to securities dealers and others engaged in the sales of Class C and Class B shares; and providing training, marketing and support to such dealers and others with respect to the sale of Class C and Class B shares. Each Class C and Class B Plan recognizes the distributor may use its fees and other resources to pay expenses associated with the promotion and administration of activities primarily intended to result in the sale of shares. The proposed amendment to the Distribution Plans will expressly permit the manager, the investment adviser, or other Fund service providers to make payments for these distribution related expenses out of their own resources.

     For the fiscal year ended June 30, 2002, the Funds paid the following distribution fee to the distributor:

                                                            % OF AVERAGE
                                                 ($)         NET ASSETS
                                             ---------      ------------
     Growth And Income Portfolio
            Class B:                         $ 118,202          0.75%
            Class C:                         $ 612,447          0.75%

     Capital Appreciation Portfolio
            Class B:                         $   4,527          0.75%
            Class C:                         $   4,176          0.75%

     Bond Portfolio
            Class C:                         $   7,839          0.50%

     Intermediate Bond Portfolio
            Class B:                         $       0           N/A
            Class C:                         $   7,854          0.50%

     Tennessee Tax-Free Portfolio
            Class B:                         $   4,220          0.60%
            Class C:                         $  33,769          0.50%

     U.S. Government Money Market Portfolio
            Class C:                         $  10,621          0.25%

     Municipal Money Market Portfolio
            Class C:                         $  62,596          0.25%

     Cash Reserve Portfolio
            Class B:                         $       0           N/A
            Class C:                         $ 612,318          0.25%

     REASONS FOR THE PROPOSAL

     The proposed amendment to the Distribution Plans was recommended to the Trustees by the distributor and First Tennessee because of federal laws which may prohibit investment advisors and other service providers from paying for distribution-related expenses on behalf of a fund except as permitted by a distribution plan adopted under the Rule. In the judgment of the Board of Trustees, the adoption of the proposed amendment may increase the likelihood that the investment advisers and other service providers may be willing to pay additional sums for distribution expenses. The Board of Trustees is proposing to amend the Distribution Plans to help ensure that any distribution-related expenses paid by the investment adviser or other service providers to the Funds are drawn from such persons' legitimate profits and thus any such payments comply with applicable law.

     BASIS FOR THE BOARD'S RECOMMENDATIONS

     In determining whether to approve the proposed amendment to the Distribution Plans, the Trustees considered the following material factors:

     (i) The potential benefits to the Funds and the effect of implementing the amendment would have on Fund shareholders.

     (ii) The potential that the proposed amendment will increase sales of Class B and Class C shares of the Funds. The Trustees believe that the possible benefits to the Funds and their shareholders from increased sales include economies of scale that could result in lower expense ratios, greater investment flexibility, increased liquidity and greater attractiveness to superior service providers.

     (iii) The controls set by the Funds' service providers (including the retention of records) to determine whether distribution expenses are paid from the legitimate profits of such persons.

     (iv)  Whether reasonable alternatives to the proposed amendment existed.

     Based on the foregoing considerations, the Board of Trustees unanimously approved the adoption of the amendment to the Distribution Plans on behalf of the Class B and Class C shares of each of the Funds and has determined that there is a reasonable likelihood that the amendment will benefit each Fund and its shareholders.

     REQUIRED VOTE

     Only the shareholders of the classes which have Distribution Plans will vote on the proposed amendment with respect to the Plan for their class. The shareholders of Class C of each Fund and Class B of the Growth & Income, Capital Appreciation, Tennessee Tax-Free, Cash Reserve, and Intermediate Bond Funds will vote separately on the proposed amendment to the Distribution Plan of the class. The presence in person or by proxy of the holders of record of a majority of the shares of each class entitled to vote will constitute a quorum at the meeting with respect to the amendment of the Distribution Plan for that class. The affirmative vote of the holders of the lesser of (a) 67% or more of the voting securities of the class present at the meeting or represented by proxy if holders of more than 50% of the outstanding voting securities of the class are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of the class, is required to approve the amendment to the Distribution Plan for the class.

     THE BOARD OF TRUSTEES RECOMMENDS THAT CLASS B AND CLASS C SHAREHOLDERS VOTE "FOR" APPROVAL OF THE AMENDMENT TO THE DISTRIBUTION PLANS.

     If the shareholders of a class do not approve the amendment to the Distribution Plan for the class, the existing Distribution Plan will remain in effect for that class.

                     ITEM 5. ADOPTION OF DISTRIBUTION PLANS

                     CLASS I AND CLASS A OF EACH FUND ONLY

     At a meeting of the Board held on April 9, 2003, the Trustees unanimously voted to approve the adoption of a Distribution Plan contemplated under Rule 12b-1 of the 1940 Act for Class I and Class A of each Fund (collectively, the "Plan"). It is proposed that the Plan be adopted for Class I and Class A of each Fund, subject to shareholder approval.

     Rule 12b-1 of the 1940 Act provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is intended primarily to result in the sale of shares of the fund except pursuant to a plan adopted by the fund under the Rule.

     First Funds is proposing to adopt the Plan to expressly recognize that various Fund service providers, such as a Fund's administrator, investment adviser, sub-adviser or co-adviser may make payments for distribution related expenses out of their own resources, including past profits, or payments received from the Fund for other purposes, such as management fees, and that the Fund's distributor may from time to time use their own resources for distribution related services, in addition to the fees paid under the Distribution Plan. The Plan provides that, to the extent that such payments might be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of a Fund within the context of Rule 12b-1, then the payments are deemed to be authorized by the Plan.

     The Plan is intended to assist and promote the sale of the Class I and Class A shares by providing persons involved with such sales with additional resources out of the profits of the administrator, investment adviser, sub-adviser or co-advisor. THERE WILL BE NO ADDITIONAL FEES PAID BY THE FUNDS UNDER THE PLAN.

     The Board recommends that the Class I and Class A shareholders of each of the Funds approve the Plan. A copy of the Plan is included as Appendix D of this proxy statement.

     If approved by the Class I and Class A shareholders of each Fund, the Plan shall become effective upon the first business day of the month following such approval. The Plan shall remain in effect from the effective date until June 30, 2004, and from year to year thereafter; provided, however, that such continuance is subject to annual approval by a vote of a majority of the Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be amended at any time by the Trustees, provided that (i) any amendment to authorize direct payments by a Fund to finance any distribution activity, or to increase the amount spent by a Fund for distribution shall be effective only upon the approval of a majority of the outstanding voting securities of the Fund (or each affected class thereof); and
(ii) any material amendments to the

Plan shall be effective only upon approval by a vote of a majority of the Trustees, including a majority of the Independent Trustees, cast in person called for such purpose. The Plan may be terminated for any class by a vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the affected class.

     The Plan provides that any obligations assumed by the Class I or Class A shares of a Fund pursuant to the Plan and any agreements relating to the Plan shall be limited in all respects to that Fund (or class thereof) and its assets, and shall not constitute obligations of any other Fund (or class).

     REASONS FOR THE PROPOSAL

     The proposed amendment to the Distribution Plans was recommended to the Trustees by the distributor and First Tennessee because of federal laws which may prohibit investment advisors and other service providers from paying for distribution-related expenses on behalf of a fund except as permitted by a distribution plan adopted under the Rule. In the judgment of the Board of Trustees, the adoption of the proposed amendment may increase the likelihood that the investment advisers and other service providers may be willing to pay additional sums for distribution expenses. The Board of Trustees is proposing to adopt the Plan to help ensure that any distribution-related expenses paid by the investment adviser or other service providers to the Funds are drawn from such persons' legitimate profits and thus any such payments comply with applicable law.

     BASIS FOR THE BOARD'S RECOMMENDATIONS

     In determining whether to approve the proposed Plan, the Trustees considered the following material factors:

     (i) The potential benefits to the Funds and the effect of implementing the Plan would have on Fund shareholders.

     (ii) The potential that the proposed Plan will increase sales of Class I and Class A shares. The Trustees believe that the possible benefits to the Funds and their shareholders from increased sales include economies of scale that could result in lower expense ratios, greater investment flexibility, increased liquidity and grater attractiveness to superior service providers.

     (iii) The controls set by the Funds' service providers (including the retention of records) to determine whether distribution expenses are paid from the legitimate profits of such persons.

     (iv)  Whether reasonable alternatives to the proposed Plan existed.

     Based on the foregoing considerations, the Board of Trustees unanimously approved the adoption of the Plan on behalf of the Class I and Class A shares of each of the Funds and has determined that there is a reasonable likelihood that the amendment will benefit each Fund and its shareholders.

     REQUIRED VOTE

     Only the shareholders of Class I and Class A of each Fund will vote on the proposed amendment with respect to the Plan for their class. The presence in person or by proxy of the holders of record of a majority of the shares of each class entitled to vote will constitute a quorum at the meeting with respect to the Plan for that class. The affirmative vote of the holders of the lesser of
(a) 67% or more of the voting securities of the class present at the meeting or represented by proxy if holders of more than 50% of the outstanding voting securities of the class are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of the class, is required to approve the Plan for the class.

     THE BOARD OF TRUSTEES RECOMMENDS THAT CLASS I AND CLASS A SHAREHOLDERS VOTE "FOR" APPROVAL OF THE PLAN.

     If the shareholders of a class do not approve the Plan for the class, the Plan will not be adopted for that class.

                                      * * *

                                   ACCOUNTANTS

     Deloitte & Touche LLP served as each Fund's auditor for the fiscal year ended June 30, 2002 and 2001, and has been selected by the Board of Trustees to serve as each Fund's auditor for the current fiscal year. Representatives of Deloitte & Touche are not expected to be present at the shareholders' meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

     AUDIT FEES

     For the fiscal years ended June 30, 2002 and 2001, the aggregate fees billed by Deloitte & Touche for professional services rendered for the audit of the Funds' annual financial statements and the review of interim financial statements were as follows:

                                                             JUNE 30,
                                                        2002          2001
                                                     ----------    ----------
     Growth And Income Portfolio                     $   30,054    $   29,679
     Capital Appreciation Portfolio                  $   11,215    $   11,231
     Bond Portfolio                                  $   18,800    $   18,217
     Intermediate Bond Portfolio                     $    3,324*   $   18,049
     Tennessee Tax-Free Portfolio                    $   17,942    $   17,924
     U.S. Treasury Money Market Portfolio**          $      108    $    8,096
     U.S. Government Money Market Portfolio          $   11,858    $   12,532
     Municipal Money Market Portfolio                $    7,375    $   11,376
     Cash Reserve Portfolio                          $   24,591    $   13,276

     * Amount includes a one-time credit issued by Deloitte & Touche LLP. Without this credit, the amount paid would have been $18,719.

     ** The U.S. Treasury Money Market Portfolio was liquidated on March 22,
2002.

     AUDIT RELATED FEES

     There were no fees billed in each of the last two fiscal years for assurance and related services by Deloitte & Touche that are reasonably related to the performance of the audit or review of First Funds' financial statements which are not reported under the caption "Audit Fees" above.

     TAX FEES

      For the fiscal years ended June 30, 2002 and 2001, the aggregate fees billed by Deloitte & Touche for tax return preparation were $39,500 and $32,900, respectively. These fees were approved by the First Funds Audit Committee.

     ALL OTHER FEES

     For the fiscal years ended June 30, 2002 and 2001, no fees were billed by Deloitte & Touche for products and services provided to the Funds, the investment adviser to the Funds, and affiliates of the Funds that provided services to the Funds, other than as disclosed above.

     AUDIT COMMITTEE

     The Audit Committee of First Funds has adopted a policy with respect to the pre-approval of all audit and non-audit services provided by First Funds' independent auditor to First Funds and its investment adviser and affiliates of the Funds that provide services to the Funds if the engagement relates to First Funds. As discussed above, the only non-audit services provided by Deloitte & Touche for fiscal years ended June 30, 2002 and 2001 were for tax services. The Audit Committee approved the tax services provided by Deloitte & Touche for fiscal years ended June 30, 2002 and 2001.

     The Audit Committee has considered whether the provision by Deloitte & Touche of all non-audit services is compatible with maintaining Deloitte & Touche's independence.

                               OWNERSHIP OF FUNDS

     As of February 28, 2003, to the best knowledge of First Funds, the following entities owned of record 5% or more of the outstanding shares of the Funds.

FUND                            NAME & ADDRESS OF OWNER                   SHARES OF OWNERSHIP     PERCENTAGE OF CLASS
----                            -----------------------                   -------------------     -------------------
Growth & Income                 First Tennessee Bank                         27,120,080.63              89.77%
Class I                         165 Madison
                                Memphis, TN  38103

Growth & Income                 Charles Schwab & Co                           492,544.4880               9.69%
Class A                         Special Custody Acct FBO Customers
                                101 Montgomery St.
                                San Francisco, CA  94104

Growth & Income                 NFSC FEBO                                     318,213.5140               6.26%
Class A                         NBC Memphis
                                Reinvest Account
                                P.O. Box 30010
                                Durham, NC  27702

Growth & Income                 US Clearing Corp                               80,731.9700               8.72%
Class B                         26 Broadway
                                New York NY  10004

FUND                            NAME & ADDRESS OF OWNER                   SHARES OF OWNERSHIP     PERCENTAGE OF CLASS
----                            -----------------------                   -------------------     -------------------
Capital Appreciation            First Tennessee Bank                         5,088,953.805              93.50%
Class I                         165 Madison
                                Memphis, TN  38103

Capital Appreciation            NFSC FEBO                                      27,038.4560               7.87%
Class A                         Otto Kruse
                                5623 Hillsboro Rd
                                Nashville, TN  37215

Capital Appreciation            NFSC FEBO                                       4,975.1240               8.53%
Class B                         Thomas Meredith
                                Jean Meredith
                                247 Westshore Dr.
                                Harriman, TN  37748

Capital Appreciation            NFSC FEBO                                       5,138.7460               8.81%
Class B                         Chester D. Darby Ex
                                E/O Allie E. Darby
                                1020 C.R 4460
                                Winnsboro, TX  75494

Capital Appreciation            NFSC FEBO                                       2,896.1720               5.09%
Class C                         Douglas E. Davis
                                William E. Davis
                                2406 Holly Springs Rd.
                                Hernando, MS  38632

Capital Appreciation            NFSC FEBO                                       2,877.6960               5.06%
Class C                         NFS/FMTC IRA
                                FBO Jacqueline M. Huckaby
                                9336 Glenda Rd
                                Germantown, TN  38139

Capital Appreciation            NFSC FEBO                                       2,877.6960               5.06%
Class C                         NFS/FMTC IRA
                                FBO M. Don Huckaby
                                9336 Glenda Rd
                                Germantown, TN  38139

Capital Appreciation            State Street Bank & Trust                       4,727.5870               8.31%
Class C                         Cust for the  Rollover IRA of Eugene
                                B. Drost
                                3819 Audubon Ridge Bend
                                Bartlett, TN  38135

Tennessee Tax-Free              First Tennessee Bank                       14,630,952.6040              95.42%
Class I                         165 Madison
                                Memphis, TN  38103

FUND                            NAME & ADDRESS OF OWNER                   SHARES OF OWNERSHIP     PERCENTAGE OF CLASS
----                            -----------------------                   -------------------     -------------------
Tennessee Tax-Free              NFSC FEBO                                      81,351.7060               9.26%
Class A                         Harry Mikael Alderdice
                                Barbara Alderdice
                                c/o Glen Hardison
                                P.O. Box 1794
                                Lewisburg, TN  37091

Tennessee Tax-Free              NFSC FEBO                                      67,657.2120               7.70%
Class A                         Alice A Peters TTEE
                                Alice A Peters Living Trust
                                6636 Rue Beaumonde
                                Memphis, TN  38120

Tennessee Tax-Free              NFSC FEBO                                      19,004.8920               5.98%
Class B                         Wayne L. Bell
                                Carole J. Bell
                                108 Littlewood Dr.
                                Bristol, TN  37620

Tennessee Tax-Free              NFSC FEBO                                      18,879.0530               5.94%
Class B                         Richard Gaskins
                                1044 Willow Park Cr.
                                Hendersonville, TN  37075

Tennessee Tax-Free              NFSC FEBO                                      23,364.4860               7.35%
Class B                         John P. Sheahan
                                Estelle K. Sheahan
                                10849 Collierville Rd.
                                Collierville, TN  38017

Tennessee Tax-Free              NFSC FEBO                                      26,635.8460               8.38%
Class B                         Ronald H. Petersen TTEE
                                Ronald H. Peterson Piesafe Trust
                                1504 Spelling Way
                                Knoxville, TN  37909

Tennessee Tax-Free              NFSC FEBO John W. Pittenger                    38,088.6890               5.80%
Class C                         Martha W. Pittenger
                                806 Knight Bridge Rd.
                                Maryville, TN  37803

Tennessee Tax-Free              NFSC FEBO                                      48,918.8380               7.45%
Class C                         Burkett C. McInturff
                                P.O. Box 583
                                Kingsport, TN  37662-0583

Tennessee Tax-Free              NFSC FEBO                                      33,235.5260               5.06%
Class C                         TH D Kesterson
                                Mike Zorrio
                                Collateral Account
                                101 West Broadway
                                Maryville, TN  37801

FUND                            NAME & ADDRESS OF OWNER                   SHARES OF OWNERSHIP     PERCENTAGE OF CLASS
----                            -----------------------                   -------------------     -------------------
Tennessee Tax-Free              Elizabeth T. Graves                            61,670.9610               9.39%
Class C                         120 Grove Park S.
                                Memphis, TN 38117

Bond                            First Tennessee Bank                        23,178,435.819              98.46%
Class I                         165 Madison
                                Memphis, TN  38103

Bond                            NFSC FMTC Rollover IRA                          34,308.630              14.21%
Class A                         FBO Susan A. Bies
                                1600 North Oak St. #710
                                Arlington, VA  22209-2754

Bond                            First Tennessee Bank                            21,422.019               8.87%
Class A                         165 Madison
                                Memphis, TN  38103

Bond                            State Street Bank & Trust Co.                   15,936.169              10.37%
Class C                         Cust for the  Rollover  IRA of Betty J
                                Walker
                                1900 Loch View Ct.
                                Knoxville, TN  37922-6343

Bond                            State Street Bank & Trust Co.                   11,458.425               7.46%
Class C                         Cust  for the IRA of  Susan  Schmidt
                                Bies
                                1600 N. Oak St Apt 710
                                Arlington VA 22209-2754

Bond                            Dan Boarman                                     11,917.195               7.76%
Class C                         Darolyn Boarman JT Ten
                                6459 Touchstone Dr.
                                Fayetteville, NC  28311-7124

Bond                            Jere H. Taylor                                   9,434.265               6.14%
Class C                         301 Gracelane
                                Crossville, TN  38555-6952

Intermediate Bond               The Trust Company of Knoxville              1,305,098.1610               7.07%
Class I                         620 Market St. Suite 300
                                Knoxville, TN  37902-2290

Intermediate Bond               First Tennessee Bank                        15,171,113.612              82.20%
Class I                         165 Madison
                                Memphis, TN  38103

Intermediate Bond               FIIOC Cust                                   3,553,404.130              72.01%
Class A                         FBO as agent  for  Certain  Employee
                                Benefit plans
                                100 Magellan Way KWIC
                                Covington KY  41015-1987

FUND                            NAME & ADDRESS OF OWNER                   SHARES OF OWNERSHIP     PERCENTAGE OF CLASS
----                            -----------------------                   -------------------     -------------------
Intermediate Bond               NFSC FEBO                                       9,517.6750              23.12%
Class B                         Anita M. Andrus, Trustee
                                Aimee L. Andrus Family Trust
                                5 Dutton Lane
                                Salmon, ID  83467-5086

Intermediate Bond               NFSC FEBO                                       2,454.0630               5.96%
Class B                         NFSC/IRA
                                FBO W. Neil Holcomb
                                4997 Bartonwood Dr.
                                Memphis, TN  38141-8475

Intermediate Bond               NFSC FEBO                                       3,245.4610               7.88%
Class B                         Virginia H. Yancey
                                Beverly Y. Peterson
                                2257 Heatherwood Cove
                                Memphis, TN  38119-6511

Intermediate Bond               NFSC FEBO                                       2,362.5900               5.74%
Class B                         Katie Costello
                                4518 Deer Lane
                                Memphis, TN  38118-1110

Intermediate Bond               NFSC FEBO                                       2,361.8010               5.74%
Class B                         NFS/FMTC IRA
                                FBO Sandra A. McCorry
                                347 Ericson Rd.
                                Cordova, TN  38018-7342

Intermediate Bond               NFSC FEBO                                       3,762.9350               9.14%
Class B                         Nannie M. Turner
                                Martha T. Locke
                                5171 Marlboro Court
                                Memphis, TN  38125-4545

Intermediate Bond               NFSC FEBO                                       4,209.5420              10.23%
Class B                         Mayoma R. Hicks
                                1255 Clinchview Circle
                                Jefferson City, TN  37760-2908

Intermediate Bond               NFSC FEBO                                       4,655.4930              11.31%
Class B                         NFS/FMTC IRA
                                FBO Hardine Young
                                6522 Birch Walk
                                Memphis, TN  38115-6660

Intermediate Bond               NFSC FEBO                                       2,793.2960               6.79%
Class B                         Martha A. Garrett
                                5580 Fresno
                                Memphis, TN  38115-2322

FUND                            NAME & ADDRESS OF OWNER                   SHARES OF OWNERSHIP     PERCENTAGE OF CLASS
----                            -----------------------                   -------------------     -------------------
Intermediate Bond               Walter W. Layson                               20,601.7900              11.34%
Class C                         Barbara S. Layson
                                871 San Simeon Dr.
                                Concord, CA  94518-2156

Intermediate Bond               Mary Bess Hatfield                             17,730.7510               9.76%
Class C                         6727 Hickory Brook Rd.
                                Chattanooga, TN  37421-1771

Intermediate Bond               NFSC FEBO                                      12,104.4450               6.66%
Class C                         NFS/FMTC IRA
                                FBO Hiram F. Saunders Sr
                                6575 Langdale Cove
                                Memphis, TN  38119-8217

Intermediate Bond               National Investor Services FBO                 15,200.5330               8.37%
Class C                         55 Water Street, 32d Floor
                                New York, NY  10041-0028

Intermediate Bond               NFSC FEBO                                      12,918.5780               7.11%
Class C                         Kathleen H. Hood
                                4755 Royal Prince Way
                                Knoxville, TN  37912-4272

Intermediate Bond               John R. Stagmaier                              10,090.1690               5.55%
Class C                         1175 James Blvd.
                                Signal Mountain, TN  37377-2544

Intermediate Bond               Susan S. Garrett                               10,071.3000               5.54%
Class C                         1917 Suck Creek Rd.
                                Chattanooga, TN 37405-9727

U.S. Government Money Market    First Tennessee Bank                        110,171,483.00              84.14%
Class I                         165 Madison
                                Memphis, TN  38103

U.S. Government Money Market    Knox    County    Association    for          453,561.7900               6.69%
Class C                         Retarded    Citizens     Contingency
                                Account
                                3000 N. Central St.
                                Knoxville, TN  37917

Municipal Money Market          First Tennessee Bank                        38,395,884.430              62.53%
Class I                         165 Madison
                                Memphis, TN  38103

Municipal Money Market          National Financial Services Corp.            15,251,216.25              64.32%
Class C                         P.O. Box 3752
                                Church Street Station
                                New York, NY  10008-3752

FUND                            NAME & ADDRESS OF OWNER                   SHARES OF OWNERSHIP     PERCENTAGE OF CLASS
----                            -----------------------                   -------------------     -------------------
Cash Reserve                    Citizens Bank Trust Department              2,943,860.5500               6.39%
Class I                         814 Main St.
                                P.O. Box 1260
                                Columbia, MS  39429

Cash Reserve                    First Tennessee Bank                        38,677,422.010              83.90%
Class I                         165 Madison
                                Memphis, TN  38103

Cash Reserve                    NFSC FEBO                                       8,067.6300              57.79%
Class B                         NFSC/FMTC IRA
                                FBO Agnes F. Dodds
                                232 Peace Street
                                Chattanooga, TN  37415

Cash Reserve                    NFSC FEBO                                       2,200.8500              15.77%
Class B                         Debra Rae Elgin
                                240 Twilla Lane
                                Dyersburg, TN  38024

Cash Reserve                    NFSC FEBO                                       3,471.4800              24.87%
Class B                         Elroy Poag Jr.
                                939 Richland Dr.
                                Memphis, TN  38116

Cash Reserve                    National Financial Services Corp.           151,414,422.08              73.87%
Class C                         P.O. Box 3752
                                Church Street Station
                                New York, NY  10008-3752

                             SUBMISSION OF PROPOSALS

     First Funds is a Massachusetts business trust and as such is not required to hold annual meetings of shareholders. However, meetings of shareholders may be held from time to time to consider such matters as the approval of investment advisory agreements or changes in certain investment restrictions. Proposals of shareholders which are intended to be presented at future shareholders' meetings must be received by the Funds a reasonable time prior to the Funds' solicitation of proxies relating to such future meeting. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of First Funds, 1625 Broadway, Suite 2200, Denver, Colorado 80202.

           INVESTMENT ADVISER, ADMINISTRATOR, AND DISTRIBUTOR OF FUNDS

     First Tennessee Bank National Association ("First Tennessee"), 530 Oak Court, Memphis, Tennessee, 38117, serves as an investment adviser or co-investment adviser for each of the Funds. Delaware Management Company, 2005 Market Street, Philadelphia, Pennsylvania, serves as a co-investment adviser for the Capital Appreciation Portfolio. BlackRock Institutional Management Corporation, 100 Bellevue Parkway, Wilmington, Delaware, serves as a co-investment adviser for the U.S. Government Money Market Portfolio, the Municipal Money Market Portfolio, and the Cash Reserve Portfolio. The investment advisers furnish investment advisory and other services to the Funds.

     The administrator for each of the Funds is ALPS Mutual Funds Services, Inc., ("ALPS") 1625 Broadway, Suite 2200 Denver, Colorado 80202 pursuant to an administration agreement. As the administrator, ALPS assists in each Fund's administration and operation, including, but not limited to, providing office space and various legal and accounting services in connection with the regulatory requirements applicable to the Fund. First Tennessee serves as the co-administrator for each Fund. As the co-administrator, First Tennessee assists in each Fund's operation, including, but not limited to, providing non-investment related research and statistical data and various operational and administrative services.

     The distributor for each of the Funds is ALPS Distributors, Inc. ("ADI") 1625 Broadway, Suite 2200, Denver, Colorado 80202. ADI is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. As the distributor, ADI sells shares of Class I as agent on behalf of First Funds at no additional cost to First Funds. Class C and Class B are obligated to pay ADI monthly a 12b-1 fee, all or a portion of which may be paid out to broker-dealers or others involved in the distribution of Class C and Class B shares.

                             ADDITIONAL INFORMATION

     In the event that sufficient votes in favor of the proposals set forth in the Notice of Special Meeting are not received by June 26, 2003, the persons named as appointed proxies on the enclosed proxy card may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the meeting to be adjourned. The persons named as appointed proxies on the enclosed proxy card will vote in favor of any such adjournment those proxies required to be voted in favor of the proposal for which further solicitation of proxies is made. They will vote against any such adjournment those proxies required to be voted against such proposal. The meeting may be adjourned as to one or more Funds and as to one or more particular Items affecting any such Fund. The costs of any additional solicitation and of any adjournment session will be borne by the Funds.

     You may hold your shares through banks or other financial institutions, securities dealers or others (called Service Agents) that have entered into service agreements with the Funds' distributor and which are the record holder of your shares. At any meeting of Fund shareholders, a Service Agent may vote any shares of which it is the holder of record and for which it does not receive voting instructions proportionately in accordance with the instructions it receives for all other shares of which that Service Agent is the holder of record.

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

                                                                      APPENDIX A

                                   FIRST FUNDS

                  AUDIT COMMITTEE CHARTER AND MISSION STATEMENT

ORGANIZATION

There shall be a committee of the Board of Directors of First Funds Trust (the "Trust") to be known as the Audit Committee. The Audit Committee shall be composed of directors who are independent of the management of the Trust and are free of any relationship that would interfere with their exercise of independent judgment as a committee member. The Audit Committee shall meet on a regular basis and is empowered to hold special meetings as circumstances require. The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain and compensate special counsel and other experts or consultants at the expense of the Trust.

INDEPENDENCE

A director will be considered independent so long as:

- neither the director, his spouse, any of his minor children, children residing in the director's home or any entity controlled by the director, receives any compensation from the Trust other than in the director's capacity as a member of the Board of Directors of the Trust or of any committee of the Board; and

- the director is not an "interested person" as defined in Section 2(a)(19) of the Investment Company Act of 1940.


STATEMENT OF POLICY

The Audit Committee shall provide assistance to the Board of Directors in fulfilling their responsibility relating to accounting, reporting practiced of the Trust and the quality and integrity of the financial reports of the Trust. In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communication between the directors, the independent auditors and the financial management of the Trust.

GOALS AND OBJECTIVES

The function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control, and the auditor's responsibility to plan and carry out a proper audit.

The principal objectives of the Audit Committee are to

- oversee the Trust's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers;

- oversee the quality and objectivity of the Trust's financial statements and the independent audit thereof'; and

- act as liaison between the Trust's independent auditors and the full Board of Directors.

RESPONSIBILITIES

In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the director sand shareholders that the accounting and reporting practices of the Trust are in accordance with all requirements and are of the highest quality.

In carrying out these responsibilities, the Audit Committee will:

- Assist the Board in fulfilling its oversight responsibilities for the quality and integrity of the accounting, auditing and reporting practices of the Trust.

- Recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors in accordance with the rules and regulations of the Securities and Exchange Commission ("SEC"), including whether the auditors provide any consulting services to the manager, and to receive the auditors' specific representations as to their independence.

- Be directly responsible for the compensation and oversight of the work of the Trust' auditors, including resolution of disagreements between Trust management and the auditors regarding financial reporting.

- Preapprove, or establish preapproval policies and procedures concerning, the following:

          (1) all audit and permitted non-audit services to be provided the Trust, and

          (2) all permitted non-audit services to be provided by the Trust's auditors to its investment adviser and to entities controlling, controlled by or under common control with the adviser that provide ongoing services to the Trust, if the services relate directly to the operations and financial reporting of the Trust, except that de minimis non-audit services, may, to the extent permitted by applicable law, be approved prior to completion of the audit.

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-    Meet with the Trust's independent auditors, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters or concern relating to the Trust's financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); and (iii) to consider the auditors' comments with respect to the Trust's financial policies, procedures and internal accounting controls and management's responses thereto.

- Ensure that the Board is fully informed about any findings or recommendations of the auditors.

- Receive reports by the auditors required to be provided by the rules and regulations of the SEC.

- Receive the reports of management required by SEC Rule 30b-2(b) and applicable law.

- Consider the effect upon the Trust of any changes in accounting principles or practices proposed by management or the auditors.

-    Review the fees charged by the auditors for audit and non-audit services.

- Establish procedures for the receipt and handling of complaints regarding accounting, internal control or auditing matters, which procedures shall provide for the confidential, anonymous submission by employees of the Trust of concerns regarding questionable accounting or auditing matters.

-    Investigate improprieties or suspected improprieties in fund operations.

- Report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.

- Review this Charter at least annually and recommend any changes to the full Board of Directors.

                                        3
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                                                                      APPENDIX B

                    AMENDED AND RESTATED DECLARATION OF TRUST

     PURSUANT TO THIS AMENDED AND RESTATED DECLARATION OF TRUST, as originally made on March 6, 1992 by Arthur S. Loring and Stuart E. Fross (the "Initial Trustees").:

     WHEREAS, the Initial Trustees established a trust fund for the investment and reinvestment of funds contributed thereto on March 6, 1992 known as The Masters Group of Mutual Funds (the "Trust");

     WHEREAS, the sole Shareholder of the Trust, and the Trustees, acting pursuant to Article XII, Section 7, amended and restated the Declaration of Trust on September 4, 1992 in its entirety, effective upon the execution of the Declaration of Trust, as amended and restated, by the Trustees duly elected by the sole Shareholder;

     WHEREAS, the Trustees, acting pursuant to Article XII, Section 7, further amended the Declaration of Trust effective August 3, 1993 and March 10, 2003;

     WHEREAS, the Trustees wish to further amend and restate the Declaration of Trust, as previously amended and restated, in its entirety, and hereby certify that this Amended and Restated Declaration of Trust has been amended and restated in accordance with the provisions of the Declaration of Trust, as previously amended and restated;

     NOW, THEREFORE, the Trustees confirm that all money and property contributed to the trust fund hereunder shall be held and managed in trust under this Amended and Restated Declaration of Trust as herein set forth below and that the Declaration of Trust, as amended and restated, is amended and restated in its entirety as follows:

                                    ARTICLE I

                              NAME AND DEFINITIONS

NAME

     Section 1  This Trust shall be known as "First Funds".

DEFINITIONS

     Section 2 Wherever used herein, unless otherwise required by the context or specifically provided:

          (a) The Terms "Affiliated Person", "Assignment", "Commission", "Interested Person", "Majority Shareholder Vote" (the 67% or 50% requirement of the third sentence

                                      - 1 -
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     of Section 2(a)(42) of the 1940 Act, whichever may be applicable) and
     "Principal Underwriter" shall have the meanings given them in the 1940 Act, as amended from time to time;

          (b) The "Declaration of Trust" means this Declaration of Trust as originally adopted, as heretofore and herein amended and restated and as amended from time to time;

          (c) "Net Asset Value" means the net asset value of each Series of the Trust determined in the manner provided in Article X, Section 3;

          (d) "Series" refers to series of Shares of the Trust established in accordance with the provisions of Article III;

          (e)   "Shareholder" means a record owner of Shares of the Trust;

          (f) "Shares" means the transferable units of interest into which the beneficial interest of the Trust or each Series shall be divided from time to time, including such class or classes of Shares as the Trustees may from time to time create and establish and including fractions of Shares as well as whole Shares;

          (g) The "Trust" refers to First Funds, and reference to the Trust, when applicable to one or more Series of the Trust, shall refer to any such Series;

          (h) The "Trustees" refers to the individual trustees in their capacity as trustees hereunder and their successor or successors for the time being in office as such trustee or trustees; and

          (i) The "1940 Act" refers to the Investment Company Act of 1940, as amended from time to time.

                                   ARTICLE II

                                PURPOSE OF TRUST

     The purpose of this Trust is to provide investors a continuous source of managed investment in securities.

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                                   ARTICLE III

                               BENEFICIAL INTEREST

SHARES OF BENEFICIAL INTEREST

     Section 1 The beneficial interest in the Trust shall be divided into such transferable Shares of one or more separate and distinct Series or classes as the Trustees shall from time to time create and establish. The number of Shares is unlimited and each Share shall be fully paid and nonassessable and shall have a par value of $0.01. The Trustees shall have full power and authority, in their sole discretion and without obtaining any prior authorization or vote of the Shareholders or any Series or class of Shareholders of the Trust, to create and establish (and to change in any manner) Shares or any classes thereof with such preferences, voting powers, rights and privileges as the Trustees may from time to time determine, to divide or combine the Shares or any Series or classes thereof into a greater or lesser number, to classify or reclassify any issued Shares or any Series or classes thereof into one or more Series or classes of Shares, to abolish any one or more Series or classes of Shares, and to take such other action with respect to the Shares as the Trustees may deem desirable.

ESTABLISHMENT OF SERIES

     Section 2 The establishment of any Series or class shall be effective upon the adoption of a resolution by a majority of the then Trustees setting forth such establishment and designation and the relative rights and preferences of the Shares of such Series. The Trustees may at any time by a majority vote abolish any Series or class and the establishment and designation thereof.

OWNERSHIP OF SHARES

     Section 3 The ownership of Shares shall be recorded in the books of the Trust. The Trustees may make such rules as they consider appropriate for the transfer of Shares and similar matters. The record books of the Trust shall be conclusive as to the holders of Shares and as to the number of Shares held from time to time by each Shareholder.

INVESTMENT IN THE TRUST

     Section 4 The Trustees shall accept investments in the Trust from such persons and on such terms as they may from time to time authorize. Such investments may be in the form of cash or securities in which the appropriate Series is authorized to invest, valued as provided in Article X, Section 3. After the date of the initial contribution of capital, the number of Shares to represent the initial contribution may in the Trustees' discretion be considered as outstanding and the amount received by the Trustees on account of the contribution shall be treated as an asset of the Trust. Subsequent investments in the Trust shall be credited to each Shareholder's account in the form of Shares and 1/100ths of a Share, or integral multiples thereof, at the Net Asset Value per Share next determined after the investment is received.

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ASSETS AND LIABILITIES OF SERIES

     Section 5 All consideration received by the Trust for the issue or sale of Shares of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall be referred to as "assets belonging to" that Series. In addition any assets, income, earnings, profits, and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular Series shall be allocated by the Trustees between and among one or more of the Series in such manner as they, in their sole discretion, deem fair and equitable. Each such allocation shall be conclusive and binding upon the Shareholders of all Series for all purposes. The assets belonging to a particular Series shall be so recorded upon the books of the Trust, and shall be held by the Trustees in Trust for the benefit of the holders of Shares of that Series. The assets belonging to each particular Series shall be charged with the liabilities of that Series and all expenses, costs, charges and reserves attributable to that Series, and not the liabilities, expenses, costs, charges or reserves attributable to any other Series. Any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular Series shall be allocated and charged by the Trustees between or among any one or more of the Series in such manner as the Trustees in their sole discretion deem fair and equitable. Each such allocation shall be conclusive and binding upon the Shareholders of all Series for all purposes. Any creditor of any Series may look only to the assets of that Series to satisfy such creditor's debt.

NO PREEMPTIVE RIGHTS; SHAREHOLDERS BOUND

     Section 6 Shareholders shall have no preemptive or other right to subscribe to any additional Shares or other securities issued by the Trust or the Trustees. By becoming a Shareholder, each Shareholder shall be held expressly to have assented to and agreed to be bound by the provisions of the Declaration of Trust.

LIMITATION OF PERSONAL LIABILITY

     Section 7 The Trustees shall have no power to bind any Shareholder personally or to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay by way of subscription for any Shares or otherwise. Every note, bond, contract or other undertaking issued by or on behalf of the Trust or the Trustees relating to the Trust shall include a recitation limiting the obligation represented thereby to the Trust, or Series, and its assets (but the omission of such a recitation shall not operate to bind any Shareholder).

DERIVATIVE ACTIONS

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     Section 8  No Shareholder shall have the right to bring or maintain any court action, proceeding or claim on behalf of the Trust or any Series thereof without first making demand on the Trustees requesting the Trustees to bring or maintain such action, proceeding or claim. Such demand shall be excused only when the plaintiff makes a specific showing that irreparable injury to the Trust or any Series or class thereof would result, or if a majority of the Trustees has a personal financial interest in the action at issue. A Trustee shall not be deemed to have a personal financial interest in an action or otherwise be disqualified from ruling on a Shareholder demand by virtue of the fact that such Trustee receives remuneration from his service as a Trustee of the Trust or on the boards of one or more investment companies with the same or an affiliated investment advisor or underwriter, or the amount of such remuneration. Such demand shall be mailed to the Secretary of the Trust at the Trust's principal office and shall set forth in reasonable detail the nature of the proposed court action, proceeding or claim and the essential facts relied upon by the Shareholder to support the allegations made in the demand. The Trustees shall consider such demand within 45 days of its receipt by the Trust. In their sole discretion, the Trustees may submit the matter to a vote of Shareholders of the Trust or any Series or class thereof, as appropriate. Any decision of the Trustees to bring, maintain or settle (or not to bring, maintain or settle) such court action, proceeding or claim, or to submit the matter to a vote of Shareholders, shall be made by the Trustees in their business judgment and shall be binding upon the Shareholders. Any decision by the Trustees to bring or maintain a court action, proceeding or suit on behalf of the Trust or any Series or class thereof shall be subject to the right of the Shareholders under Article VIII, Section 1 to vote on whether or not such court action, proceeding or suit should or should not be brought or maintained.

                                   ARTICLE IV

                                  THE TRUSTEES

MANAGEMENT OF THE TRUST

     Section 1 The business and affairs of the Trust shall be managed by the Trustees, and they shall have all powers necessary and desirable to carry out that responsibility.

TRUSTEES

     Section 2 A Trustee shall not be required to be a Shareholder of the Trust. The Trustees shall be such individuals as shall be elected by the Shareholders of the Trust or appointed pursuant to Section 4 of this Article IV.

TERM OF OFFICE OF TRUSTEES

     Section 3 The Trustees shall hold office during the lifetime of this Trust, and until its termination as hereinafter provided; except that (a) any Trustee may resign his or her trust by a signed written instrument delivered to the other Trustees, which shall take effect upon such delivery or upon such later date as is specified therein; (b) any Trustee may be removed at any time by written instrument, signed by at least two-thirds of the number of

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Trustees prior to such removal, specifying the date when such removal shall become effective; (c) upon the last day of any fiscal year of the Trust during which any Trustee attains the mandatory retirement age of 72 such Trustee shall, automatically and without action of such Trustee or the remaining Trustees, be deemed to have retired, effective as of such date; and (d) a Trustee may be removed at any Special Meeting of the Trust by a vote of two-thirds of the outstanding Shares.

RESIGNATION AND APPOINTMENT OF TRUSTEES

     Section 4 In case of the declination, death, resignation, retirement, removal or incapacity of any of the Trustees, or in case a vacancy shall, by reason of an increase in number, or for any other reason, exist, the remaining Trustees may fill such vacancy by appointing such other person as they in their discretion shall see fit consistent with the limitations under the 1940 Act. Such appointment shall be evidenced by a written instrument signed by a majority of the Trustees in office or by recording in the records of the Trust, whereupon the appointment shall take effect. An appointment of a Trustee may be made by the Trustees then in office in anticipation of a vacancy to occur by reason of retirement, resignation or increase in number of Trustees effective at a later date Upon the effectiveness of said appointment at or after the effective date of said retirement, resignation or increase in number of Trustees and upon the acceptance by such person of such appointment, the trust estate shall vest in the new Trustee or Trustees, together with the continuing Trustees, without any further act or conveyance, and he shall be deemed a Trustee hereunder. The power of appointment is subject to the provisions of Section 16(a) of the 1940 Act.

TEMPORARY ABSENCE OF TRUSTEE

     Section 5 Any Trustee may, by power of attorney, delegate his power for a period not exceeding six months at any one time to any other Trustee or Trustees, provided that in no case shall less than two Trustees personally exercise the other powers hereunder except as herein otherwise expressly provided.

NUMBER OF TRUSTEES

     Section 6 The number of Trustees, not less than two (2) nor more than twelve (12), serving hereunder at any time shall be determined by' the Trustees themselves.

     Whenever a vacancy in the Board of Trustees shall occur, until such vacancy is filled, or while any Trustee is physically or mentally incapacitated by reason of disease or otherwise, the other Trustees shall have all the powers hereunder and the certificate of the other Trustees as to such vacancy or incapacity shall be conclusive.

EFFECT OF DEATH, RESIGNATION, ETC. OF A TRUSTEE

     Section 7 The death, declination, resignation, retirement, removal, incapacity, or inability of the Trustees, or any one of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of this Declaration of Trust.

OWNERSHIP OF ASSETS OF THE TRUST

     Section 8 The assets of the Trust shall be held separate and apart from any assets now or hereafter held in any capacity other than as Trustee hereunder by the Trustees or any successor Trustees. All of the assets of the Trust shall at all times be considered as vested in the Trustees. No Shareholder shall be deemed to have a severable ownership in any individual asset of the Trust or any right of partition or possession thereof, but each Shareholder shall have a proportionate undivided beneficial interest in the Trust.

                                    ARTICLE V

                             POWERS OF THE TRUSTEES

POWERS

     Section 1 The Trustees in all instances shall act as principals, and are and shall be free from the control of the Shareholders. The Trustees shall have full power and authority to do any and all acts and to make and execute any and all contracts and instruments that they may consider necessary or appropriate in connection with the management of the Trust. The Trustees shall not in any way be bound or limited by present or future laws or customs in regard to trust investments but shall have full authority and power to make any and all investments which they, in their uncontrolled discretion, shall deem proper to accomplish the purpose of this Trust. Subject to any applicable limitation in the Declaration of Trust or the Bylaws of the Trust, the Trustees shall have power and authority:

          (a) To invest and reinvest cash and other property, and to hold cash or other property uninvested, without in any event being bound or limited by any present or future law or custom in regard to investments by Trustees, and to sell, exchange, lend, pledge, mortgage, hypothecate, write options on and lease any or all of the assets of the Trust.

          (b) To adopt Bylaws not inconsistent with this Declaration of Trust providing for the conduct of the business of the Trust and to amend and repeal them to the extent that they do not reserve that right to the Shareholders.

          (c) To elect and remove such officers and appoint and terminate such agents as they consider appropriate.

          (d) To employ a custodian of any assets of the Trust subject to any conditions set forth in this Declaration of Trust or in the Bylaws, if any.

          (e) To retain a transfer agent or shareholder servicing agent, or both.

          (f) To provide for the distribution of interests of the Trust either through a principal underwriter in the manner hereinafter provided for or by the Trust itself, or both.

          (g)   To set record dates in the manner hereinafter provided for.

          (h) To delegate such authority as they consider desirable to any officers of the Trust and to any agent, custodian or underwriter.

          (i) To sell or exchange any or all of the assets of the Trust, subject to the provisions of Article XII, Section 4(b) hereof.

          (j) To vote or give assent, or exercise any rights of ownership, with respect to stock or other securities or property; and to execute and deliver powers of attorney to such person or persons as the Trustees shall deem proper, granting to such person or persons such power and discretion with relation to securities or property as the Trustees shall deem proper.

          (k) To exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of securities.

          (l) To hold any security or property in a form not indicating any trust, whether in bearer, unregistered or other negotiable form or in the name of a custodian or a nominee or nominees, subject in either case to proper safeguards according to the usual practice of Massachusetts trust companies or investment companies.

          (m) To establish separate and distinct Series with separately defined investment objectives and policies and distinct investment purposes in accordance with the provisions of Article III.

          (n) To allocate assets, liabilities and expenses of the Trust to a particular Series or to apportion the same between or among two or more Series or classes thereof, provided that any liabilities or expenses incurred by a particular Series shall be payable solely out of the assets belonging to that Series or a class thereof as provided for in Article III.

          (o) To consent to or participate in any plan for the reorganization, consolidation or merger of any corporation or concern, any security of which is held in the Trust, to consent to any contract, lease, mortgage, purchase, or sale of property by such corporation or concern, and to pay calls or subscriptions with respect to any security held in the Trust.


          (p) To compromise, arbitrate, or otherwise adjust claims in favor of or against the Trust or any matter in controversy including, but not limited to, claims for taxes.

          (q) To make distributions of income and of capital gains to Shareholders in the manner hereinafter provided for.

          (r) To borrow money and to pledge, mortgage and hypothecate the assets of the Trust, subject to applicable requirements of the 1940 Act.

     No one dealing with the Trustees shall be under any obligation to make any inquiry concerning the authority of the Trustees, or to see to the application of any payments made or property transferred to the Trustees or upon their order.

TRUSTEES AND OFFICERS AS SHAREHOLDERS

     Section 2 Any Trustee, officer or other agent of the Trust may acquire, own and dispose of Shares to the same extent as if he were not a Trustee, officer or agent and the Trustees may issue and sell or cause to be issued and sold Shares to and buy such Shares from any such person of any firm or company in which he is interested, subject only to the general limitations herein contained as to the sale and purchase of such Shares, and all subject to any restrictions which may be contained in the Bylaws.

ACTION BY THE TRUSTEES

     Section 3 The Trustees shall act by majority vote at a meeting duly called or by unanimous written consent without a meeting or by telephone consent provided a quorum of Trustees participate in any such telephonic meeting, unless the 1940 Act requires that a particular action be taken only at a meeting of the Trustees. At any meeting of the Trustees, a majority of the Trustees shall constitute a quorum. Meetings of the Trustees may be called orally or in writing by the Chairman of the Trustees or by any two other Trustees. Notice of the time, date and place of all meetings of the Trustees shall be given by the party calling the meeting to each Trustee by telephone or telegram sent to his home or business address at least twenty-four hours in advance of the meeting or by written notice mailed to his home or business address at least seventy-two hours in advance of the meeting. Notice need not be given to any Trustee who attends the meeting without objecting to the lack of notice or who executes a written waiver of notice with respect to the meeting. Subject to the requirements of the 1940 Act, the Trustees by majority vote may delegate to any one of their number their authority to approve particular matters or take particular actions on behalf of the Trust.

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CHAIRMAN OF THE TRUSTEES

     Section 4 The Trustees may appoint one of their number to be Chairman of the Board of Trustees. The Chairman shall preside at all meetings of the Trustees, shall be responsible for the execution of policies established by the Trustees and the administration of the Trust, and may be the chief executive, financial and accounting officer of the Trust.

                                   ARTICLE VI

                              EXPENSES OF THE TRUST

TRUSTEE REIMBURSEMENT

     Section 1 Subject to the provisions of Article III, Section 5, the Trustees shall be reimbursed from the Trust estate or the assets belonging to the appropriate Series for their expenses and disbursements, including, without limitation, fees and expenses of Trustees who are interested Persons of the Trust, interest expense, taxes, fees and commissions of every kind, expenses of pricing Trust Series securities, expenses of issue, repurchase and redemption of shares including expenses attributable to a program of periodic repurchases or redemptions, expenses of registering and qualifying the Trust and its Shares under Federal and State laws and regulations, charges of custodians, transfer agents, and registrars, expenses of preparing and setting up in type Prospectuses and Statements of Additional Information, expenses of printing and distributing prospectuses sent to existing Shareholders, auditing and legal expenses, reports to Shareholders, expenses of meetings of Shareholders and proxy solicitations therefor, insurance expense, association membership dues and for such non-recurring items as may arise, including litigation to which the Trust is a party, and for all losses and liabilities by them incurred in administering the Trust, and for the payment of such expenses, disbursements, losses and liabilities the Trustees shall have a lien on the assets belonging to the appropriate Series prior to any rights or interests of the Shareholders thereto. This section shall not preclude the Trust from directly paying any of the aforementioned fees and expenses.

                                   ARTICLE VII

          INVESTMENT ADVISER. PRINCIPAL UNDERWRITER AND TRANSFER AGENT

INVESTMENT ADVISER

     Section 1 Subject to the applicable requirements of the 1940 Act, the Trustees may in their discretion from time to time enter into an investment advisory or management contract(s) with respect to the Trust or any Series thereof whereby the other party(ies) to such contract(s) shall undertake to furnish the Trustees such management, investment advisory, statistical and research facilities and services and such other facilities and services, if any, and all upon such terms and conditions, as the Trustees may in their discretion determine. Notwithstanding any provisions of this Declaration of Trust, the Trustees may authorize the investment adviser(s) (subject to such general or specific instructions as the Trustees may from time to time adopt) to effect purchases, sales or exchanges of Series securities

                                     - 10 -
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and other investment instruments of the Trust on behalf of the Trustees or may authorize any officer, agent, or Trustee to effect such purchases, sales or exchanges pursuant to recommendations of the investment adviser (and all without further action by the Trustees). Any such purchases, sales and exchanges shall be deemed to have been authorized by all of the Trustees.

     The Trustees may, subject to applicable requirements of the 1940 Act, including those relating to Shareholder approval, authorize the investment adviser to employ one or more sub-advisers from time to time to perform such of the acts and services of the investment adviser, and upon such terms and conditions, as may be agreed upon between the investment adviser and sub-adviser.

PRINCIPAL UNDERWRITER

     Section 2 The Trustees may in their discretion from time to time enter into contract(s) providing for the sale of the Shares, whereby the Trust may either agree to sell the Shares to the other party to the contract or appoint such other party its sales agent for such Shares. In either case, the contract shall be on such terms and conditions as may be prescribed in the Bylaws, if any, and such further terms and conditions as the Trustees may in their discretion determine not inconsistent with the provisions of this Article VII, or of the Bylaws, if any; and such contract may also provide for the repurchase or sale of Shares by such other party as principal or agent of the Trust.

TRANSFER AGENT

     Section 3 The Trustees may in their discretion from time to time enter into a transfer agency and Shareholder service contract whereby the other party shall undertake to furnish the Trustees with transfer agency and Shareholder services. The contract shall be on such terms and conditions as the Trustees may in their discretion determine not inconsistent with the provisions of this Declaration of Trust or of the Bylaws, if any. Such services may be provided by one or more entities.

PARTIES TO CONTRACT

     Section 4 Any contract of the character described in Sections 1, 2 and 3 of this Article VII or in Article IX hereof may be entered into with any corporation, firm, partnership, trust or association, although one or more of the Trustees or officers of the Trust may be an officer, director, trustee, Shareholder, or member of such other party to the contract, and no such contract shall be invalidated or rendered voidable by reason of the existence of any relationship, nor shall any person holding such relationship be liable merely by reason of such relationship for any loss or expense to the Trust under or by reason of said contract or accountable for any profit realized directly or indirectly therefrom, provided that the contract when entered into was reasonable and fair and not inconsistent with the provisions of this Article VII or the Bylaws, if any. The same person (including a firm, corporation, partnership, trust. or association) may be the other party to contracts entered into pursuant to Sections 1, 2 and 3 above or Article IX, and any individual may be financially interested or otherwise affiliated with persons who are parties to any or all of the contracts mentioned in this Section 4.

PROVISIONS AND AMENDMENTS

     Section 5  Any contract entered into pursuant to Sections 1 and 2 of this
Article VII shall be consistent with and subject to the requirements of Section 15 of the 1940 Act (including any amendments thereof or other applicable Act of Congress hereafter enacted) with respect to its continuance in effect, amendment, termination, and the method of authorization and approval of such contract or renewal thereof.

                                  ARTICLE VIII

                    SHAREHOLDERS' VOTING POWERS AND MEETINGS

VOTING POWERS

     Section 1 The Shareholders shall have power to vote only (i) for the election of Trustees as provided in Article IV, Section 2, (ii) for the removal of Trustees as provided in Article IV, Section 3(d), (iii) with respect to any investment advisory or management contract as to which a Shareholder vote is required by the 1940 Act, (iv) with respect to the amendment of this Declaration of Trust as provided in Article XII, Section 7, (v) to the same extent as the Shareholders of a Massachusetts business corporation, as to whether or not a court action, proceeding or claim should be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders, provided, however, that a Shareholder of a particular Series shall not be entitled to bring any derivative or class action on behalf of any other Series of the Trust, and (vi) with respect to such additional matters relating to the Trust as may be required or authorized by law, by this Declaration of Trust, or the Bylaws of the Trust, if any, or any registration of the Trust with the Securities and Exchange Commission (the "Commission") or any State, as the Trustees may consider desirable. On any matter submitted to a vote of the Shareholders, all shares shall be voted by individual Series, except (i) when required by the 1940 Act, Shares shall be voted in the aggregate and not by individual Series; and
(ii) when the Trustees have determined that. the matter affects only the interests of one or more Series, then only the Shareholders of such Series shall be entitled to vote thereon. Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote, and each fractional Share shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy. Until Shares of any Series or class are issued and during any period when no Shares are outstanding, the Trustees may exercise all rights of Shareholders of that Series or class and may take any action required or permitted by law, this Declaration of Trust or any Bylaws of the Trust to be taken by Shareholders of that Series or class.

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MEETINGS

     Section 2 Special meetings of the Shareholders of any Series may be called by the Trustees and shall be called by the Trustees upon the written request of Shareholders owning at least one-tenth of the outstanding Shares entitled to vote. Whenever ten or more Shareholders meeting the qualifications set forth in
Section 16(c) of the 1940 Act, as the same may be amended from time to time, seek the opportunity of furnishing materials to the other Shareholders with a view to obtaining signatures on such a request for a meeting, the Trustees shall comply with the provisions of said Section 16(c) with respect to providing such Shareholders access to the list of the Shareholders of record of the Trust or the mailing of such materials to such Shareholders of record. Shareholders shall be entitled to at least fifteen days' notice of any meeting.

QUORUM AND REQUIRED VOTE

     Section 3 A majority of Shares entitled to vote in person or by proxy shall be a quorum for the transaction of business at a Shareholders' meeting, except that where any provision of law or of this Declaration of Trust permits or requires that holders of any Series shall vote as a Series, then a majority of the aggregate number of Shares of that Series entitled to vote shall be necessary to constitute a quorum for the transaction of business by that Series. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. Except when a larger vote is required by any provision of this Declaration of Trust or the Bylaws, a majority of the Shares voted in person or by proxy shall decide any questions and a plurality shall elect a Trustee, provided that where any provision of law or of this Declaration of Trust permits or requires that the holders of any Series shall vote as a Series, then a majority of the Shares of that Series voted on the matter shall decide that matter insofar as that Series is concerned.

                                   ARTICLE IX

                                    CUSTODIAN

     Section 1  APPOINTMENT AND DUTIES

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     The Trustees may in their discretion from time to time enter into one or more contracts whereby the other party to each such contract shall undertake to furnish such custody services to the Trust as the Trustees shall from time to time consider desirable and all upon such terms and conditions as the Trustees may in their discretion determine, provided that such terms and conditions are not inconsistent with the provisions of the 1940 Act, the Declaration of Trust or the Bylaws. The Trustees may authorize any custodian to employ one or more sub-custodians from time to time to perform such of the services of the custodian as the Trustees shall from time to time consider desirable. Services described in this Article IX may be provided by one or more parties.

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                                    ARTICLE X

                          DISTRIBUTIONS AND REDEMPTIONS

DISTRIBUTIONS

     Section 1

          (a) The Trustees may from time to time declare and pay dividends. The amount of such dividends and the payment of them shall be wholly in the discretion of the Trustees.

          (b) The Trustees shall have power, to the fullest extent permitted by the laws of Massachusetts, at any time to declare and cause to be paid dividends on Shares of a particular Series, from the assets belonging to that Series, which dividends, at the election of the Trustees, may be paid daily or otherwise pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Trustees may determine, and may be payable in Shares of that Series at the election of each Shareholder of that Series.

          (c) Anything in this instrument to the contrary notwithstanding, the Trustees may at any time declare and distribute pro rata among the Shareholders of a particular Series as of the record date of that Series fixed as provided in Section 3 hereof a "stock dividend".

REDEMPTIONS

     Section 2 All Shares shall be redeemable based on a redemption price determined in accordance with this Article X, Section 2. Redeemed Shares may be resold by the Trust. The Trust shall redeem the Shares at the price determined as hereinafter set forth, upon acceptance of the appropriately verified application of the record holder thereof (or upon such other form or request as the Trustees may determine) at such office or agency as may be designated from time to time for that purpose in the Trust's then effective registration statement under the Securities Act of 1933 and the 1940 Act. The Trustees may from time to time specify additional conditions, not inconsistent with the 1940 Act, in the Trust's registration statement regarding the redemption of Shares. Shares shall be redeemed at the Net Asset Value thereof next determined after acceptance of such request, less any applicable redemption fee or sales charge.

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Subject to the 1940 Act, the Trustees may, in their discretion, require the
Trust to redeem Shares held by any Shareholder for any reason under terms set by the Trustees, including but not limited to (i) the determination of the Trustees that direct or indirect ownership of Shares has or may become concentrated in such Shareholder to an extent that would disqualify the Trust as a regulated investment company under the Internal Revenue Code of 1986, as amended; (ii) the failure of a Shareholder to supply a tax identification number if required to do so; (iii) the value of a Shareholder's Shares being less than a minimum amount established from time to time by the Trustees; or
(iv) the determination by the Trustees or pursuant to policies adopted by the Trustees that ownership of Shares by a particular Shareholder is not in the best interest of the remaining Shareholders of the Trust or any applicable Series. Subject to Section 4 of this Article X, payment for any redeemed Shares shall be made to the Shareholder in cash or in property at such times and in such manner not inconsistent with the 1940 Act or other applicable law. Except as expressly determined by the Trustees, Shareholders shall not have the right to have Shares redeemed in-kind.

DETERMINATION OF NET ASSET VALUE AND VALUATION OF PORTFOLIO ASSETS

     Section 3 The term "Net Asset Value" of any Series shall mean that amount by which the assets of that Series, exceed its liabilities, all as determined by or under the direction of the Trustees. Such value per Share shall be determined separately for each Series of Shares and shall be determined on such days and at such times as the Trustees may determine. Such determination shall be made with respect to securities for which market quotations are readily available, at the market value of such securities; and with respect to other securities and assets, at the fair value as determined in good faith by or at the direction of the Trustees, provided, however, that the Trustees, without Shareholder approval. may alter the method of appraising portfolio securities insofar as permitted under the 1940 Act and the rules, regulations and interpretations thereof promulgated or issued by the Commission or insofar as permitted by any Order of the Commission applicable to the Series. The Trustees may delegate any of its powers and duties under this Section 3 with respect to appraisal of assets and liabilities. At any time the Trustees may cause the value per Share last determined to be determined again in similar manner and may fix the time when such value shall become effective.

SUSPENSION OF THE RIGHT OF REDEMPTION

     Section 4 The Trustees may declare a suspension of the right of redemption or postpone the date of payment as permitted under the 1940 Act. Such suspension shall take effect at such time as the Trustees shall specify but not later than the close of business on the business day next following the declaration of suspension, and thereafter there shall be no right of redemption or payment until the Trustees shall declare the suspension at an end. In the case of a suspension of the right of redemption, a Shareholder may either withdraw his request for redemption or receive payment based on the Net Asset Value per Share existing after the termination of the suspension.

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                                   ARTICLE XI

                   LIMITATION OF LIABILITY AND INDEMNIFICATION

LIMITATION OF LIABILITY

     Section 1 Provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Trust, the Trustees shall not be responsible for or liable in any event for neglect or wrongdoing of them or any officer, agent, employee or investment adviser of the Trust, but nothing contained herein shall protect any Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

INDEMNIFICATION

     Section 2

          (a)   Subject to the exceptions and limitations contained in Section
(b) below:

                (i) every person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as "Covered Person") shall be indemnified by the appropriate Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

               (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

          (b)   No indemnification shall be provided hereunder to a Covered
Person:

                (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

                (ii) in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office,

                      (A)   by the court or other body approving the settlement;

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                      (B)   by at least a majority of those Trustees who are
     neither interested persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or

                      (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry);

          provided, however, that any Shareholder may, by appropriate legal proceedings, challenge any such determination by the Trustees, or by independent counsel.

          (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Trustees and officers, and other persons may be entitled by contact or otherwise under law.

          (d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 2 shall be paid by the applicable Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the applicable Series if it is ultimately determined that he is not entitled to indemnification under this
     Section 2; provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking, (b) the Trust is insured against losses arising out of any such advance payments or (c) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 2.

          (e) In making a determination under Section 2(b)(ii) as to whether a Covered Person engaged in the conduct described therein, or under Section 2(d)(ii) as to whether there is reason to believe that a Covered Person ultimately will be found entitled to indemnification, the Trustees who are neither Interested Persons of the Trust nor parties to the matter or legal counsel making the determination shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Covered Person's office and has acted in good faith in the reasonable belief that the Covered Person's action was in the best interest of the Trust and its Shareholders.

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SHAREHOLDERS

     Section 3 In case any Shareholder or former Shareholder of any Series of the Trust shall be held to be personally liable solely by reason of his being or having been a Shareholder and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Series shall, upon request by the Shareholder, assume the defense of any claim made against the Shareholder for any act or obligation of the Series and satisfy any judgment thereon.

                                   ARTICLE XII

                                  MISCELLANEOUS

TRUST NOT A PARTNERSHIP

     Section 1 It is hereby expressly declared that a trust and not a partnership is created hereby. No Trustee hereunder shall have any power to bind personally either the Trust's officers or any Shareholder. All persons extending credit to, contracting with or having any claim against the Trust or the Trustees shall' look only to the assets of the- appropriate Series for payment under such credit, contract or claim; and neither the Shareholders nor the Trustees, nor any of their agents, whether past, present or future, shall be personally liable therefor. Nothing in this Declaration of Trust shall protect a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee hereunder.

GOOD FAITH ACTION, EXPERT ADVICE, NO BOND OR SURETY

     Section 2 The exercise by the Trustees or the officers of the Trust of their powers and discretions hereunder in good faith and with reasonable care under the circumstances then prevailing, shall be binding upon everyone interested. Subject to the provisions of Section 1 of this Article XII and to
Article XI, the Trustees shall not be liable for errors of judgment or mistakes of fact or law. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust, and subject to the provisions of Section 1 of this Article XII and to Article XI, shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice. The Trustees shall not be required to give any bond as such, nor any surety if a bond is obtained.

ESTABLISHMENT OF RECORD DATES

     Section 3 The Trustees may close the stock transfer books of the Trust for a period not exceeding sixty (60) days preceding the date of any meeting of Shareholders, or the date for the payment of any dividends, or the date for the allotment of rights, or the date when any change or conversion or exchange of Shares shall go into effect; or in lieu of closing the stock transfer books as aforesaid, the Trustees may fix in advance a date, not exceeding sixty (60) days

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preceding the date of any meeting of Shareholders, or the date for payment of any dividend, or the date for the allotment of rights, or the date when any change or conversion or exchange of Shares shall go into effect, as a record date for the determination of the Shareholders entitled to notice of, and to vote at, any such meeting, or entitled to receive payment of any such dividend, or to any such allotment of rights, or to exercise the rights in respect of any such change, conversion or exchange of Shares, and in such case such Shareholders and only such Shareholders as shall be Shareholders of record on the date so fixed shall be entitled to such notice of, and to vote at, such meeting, or to receive payment of such dividend, or to receive such allotment or rights, or to exercise such rights, as the case may be, notwithstanding any transfer of any Shares on the books of the Trust after any such record date fixed or aforesaid.

TERMINATION OF TRUST

     Section 4

          (a) This Trust shall continue without limitation of time but subject to the provisions of subsection (b) of this Section 4.

          (b)   In accordance with Article III, Section 1 and 2, the
     Trustees may:

                (i) sell and convey the assets of the Trust or any affected Series to another trust, partnership, association or corporation organized under the laws of any state which is a diversified open-end management investment company as defined in the 1940 Act, for adequate consideration which may include the assumption of all outstanding obligations, taxes and other liabilities, accrued or contingent, of the Trust or any affected Series, and which may include shares of beneficial interest or stock of such trust, partnership, association or corporation; or

                (ii) at any time sell and convert into money all of the assets of the Trust or any affected Series.

     Upon making provision for the payment of all such liabilities in either (i) or (ii), by such assumption or otherwise, the Trustees shall distribute the remaining proceeds or assets (as the case may be) ratably among the holders of the Shares of the Trust or any affected Series then outstanding.

          (c) Upon completion of the distribution of the remaining proceeds or the remaining assets as provided in sub-section (b), the Trust or any affected Series shall terminate and the Trustees shall be discharged of any and all further liabilities and duties hereunder and the right, title and interest of all parties shall be canceled and discharged.

FILING OF COPIES, REFERENCES, HEADINGS

     Section 5 The original or a copy of this instrument and of each declaration of trust supplemental hereto shall be kept at the office of the Trust where it may be inspected by any

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Shareholder. A copy of this instrument and of each supplemental declaration of trust shall be filed by the Trustees with the Secretary of the Commonwealth of Massachusetts and the Boston City Clerk, as well as any other governmental office where such filing may from time to time be required. Anyone dealing with the Trust may rely on a certificate by an officer or Trustee of the Trust as to whether or not any such supplemental declarations of trust have been made and as to any matters in connection with the Trust hereunder, and with the same effect as if it were the original, may rely on a copy certified by an officer or Trustee of the Trust to be a copy of this instrument or of any such supplemental declaration of trust. In this instrument or in any such supplemental declaration of trust, references to this instrument, and all expressions like "herein," "hereof' and "hereunder," shall be deemed to refer to this instrument as amended or affected by any such supplemental declaration of trust. Headings are placed herein for convenience of reference only and in case of any conflict, the text of this instrument, rather than the headings, shall control. This instrument may be executed in any number of counterparts each of which shall be deemed an original.

APPLICABLE LAW

     Section 6 The Trust set forth in this instrument is made in the Commonwealth of Massachusetts, and it is created under and is to be governed by and construed and administered according to the laws of said Commonwealth. The Trust shall be of the type commonly called a Massachusetts business trust, and without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a trust.

AMENDMENTS

     Section 7 Except as expressly provided herein, the Trustees may, without any Shareholder vote, amend or otherwise supplement this Declaration of Trust by making an amendment, a Declaration of Trust supplemental hereto or an amended and restated Declaration of Trust. Without limiting the foregoing, the Trustees may, without any Shareholder vote, amend the Declaration of Trust to change the name, principal office or registered agent of the Trust, to supply any omission or cure, correct or supplement any ambiguity, defective or inconsistent provision contained herein. Shareholders shall have the right to vote on (i) any amendment that would affect their right to vote granted in Article VIII, Section 1; (ii) any amendment to this Article XII, Section 7; (iii) any amendment as may be required by law, or by the Trust's registration statement, to be approved by Shareholders; and (iv) any amendment submitted to them by the Trustees.
Except as provided under the 1940 Act and applicable state law, any amendment on which Shareholders have the right to vote shall be authorized by vote of the Shareholders holding a majority of the Shares entitled to vote. Notwithstanding the foregoing, any amendment which shall affect the Shareholders of one or more Series but not the Shareholders of all outstanding Series shall be authorized by vote of the Shareholders holding a majority of the Shares entitled to vote of each Series affected and no vote of Shareholders of a Series not affected shall be required.

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Copies of the supplemental declaration of trust shall be filed as specified in
Section 5 of this Article XII. Nothing in the Declaration shall permit the amendment of the Declaration to impair the exemption from personal liability of the Shareholders, former Shareholders, Trustees, officers, employees and agents of the Trust or to permit assessments upon Shareholder or former Shareholders. Notwithstanding anything else herein, any amendment to Article XI shall not limit the rights to indemnification or insurance provided therein with respect to actions or omissions of persons entitled to indemnification under such Article prior to such amendment.

INCORPORATION, REORGANIZATION

     Section 8 The Trustees may, without the vote or consent of Shareholders, cause to be organized or assist in organizing a corporation or corporations under the laws of any jurisdiction, or any other trust, partnership, limited liability company, association or other organization, to acquire all or a portion of the property of the Trust (or all or a portion of the property of the Trust allocated or belonging to a particular Series) or to carry on any business in which the Trust shall directly or indirectly have any interest and to sell, convey and transfer such property of the Trust to any such corporation, trust, partnership, limited liability company, association or organization, and to lend money to, subscribe for the shares or securities of, and enter into any contracts with any such corporation, trust, partnership, association or organization in which the Trust holds or is about to acquire shares or any other interest. The Trustees may also, without the vote or consent of Shareholders, cause a merger or consolidation between the Trust or any successor thereto and any such corporation, trust, partnership, association or other organization if and to the extent permitted by law. The Trustees shall provide written notice to affected Shareholders of each transaction pursuant to this Article XII, Section
8. Such transactions may be effected through share-for-share exchanges, transfers or sales of assets, in-kind redemptions and purchases, exchange offers, or any other method approved by the Trustees.

PRINCIPAL OFFICE

     Section 9 The principal office of the Trust is 1625 Broadway, Suite 2200, Denver, Colorado 80202. The agent for service of process in The Commonwealth of Massachusetts is Corporation Service Company, 84 State Street, Boston, Massachusetts 02109.

FISCAL YEAR

     Section 10 The fiscal year of the Trust shall end on a specified date as set forth in the Bylaws,; provided, however, that the Trustees may, without Shareholder approval, change the fiscal year of the Trust.

     IN WITNESS WHEREOF, the undersigned, being all of Trustees of the Trust, have executed this instrument __ day of ________________, 2003.

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                            [Signatures of Trustees]

                                     - 25 -
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                                                                      APPENDIX C

                     AMENDED AND RESTATED DISTRIBUTION PLAN

                              FIRST FUNDS: CLASS B

     THIS Distribution Plan (the "Distribution Plan"), made as of __________, 2003, is the plan of First Funds (the "Trust"), a business trust organized and existing under the laws of the Commonwealth of Massachusetts and registered as an open-end investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), issuing separate series of shares designated as follows: Capital Appreciation Portfolio, Growth & Income Portfolio, Tennessee Tax-Free Portfolio, Intermediate Bond Portfolio, Cash Reserve Portfolio, and any future series established and designated by the Board of Trustees issuing Class B shares (each a "Portfolio").

1. This Distribution Plan, when effective in accordance with its terms, shall be the written plan contemplated by Securities and Exchange Commission Rule 12b-1 under the 1940 Act, for shares of beneficial interest of Class B ("Class B Shares") of each Portfolio set forth above.

2. The Trust has entered into an Amended and Restated General Distribution Agreement on behalf of each Portfolio with ALPS Distributors, Inc. (the "Distributor") under which the Distributor uses all reasonable efforts, consistent with its other business interests, to secure purchasers of each Portfolio's shares including the Class B Shares. Such efforts may include, but neither are required to include nor are limited to, the following:

     (a) formulation and implementation of marketing and promotional activities, such as mail promotions and television, radio, newspaper, magazine and other mass media advertising;
     (b)  preparation, printing and distribution of sales literature;
     (c) preparation, printing and distribution of prospectuses of each Portfolio and reports to recipients other than existing shareholders of each Portfolio;
     (d) obtaining such information, analyses and reports with respect to marketing and promotional activities as the Distributor may from time to time deem advisable;
     (e) making payments to securities dealers and others engaged in the sale of Class B Shares; and
     (f) providing training, marketing and support to such dealers and others with respect to the sale of Class B Shares.

3. In consideration for the services provided and the expenses incurred by the Distributor pursuant to the Amended and Restated General Distribution Agreement, Class B Shares of the Capital Appreciation Portfolio, the Growth & Income Portfolio, and the

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Cash Reserve Portfolio shall pay to the Distributor a fee at the annual rate of up to (and including) .75% of such Class' average daily net assets throughout the month, and Class B Shares of the Tennessee Tax-Free Portfolio and the Intermediate Bond Portfolio shall pay to the Distributor a fee at the annual rate of up to (and including) .60% of such Class' average daily net assets throughout the month, or such lesser amount as may be established from time to time by the Trustees of the Trust by resolution, as specified in this paragraph. Such fee shall be computed daily and paid monthly. The determination of daily net assets for each Portfolio shall be made at the close of business each day throughout the month and computed in the manner specified in each Portfolio's then current Prospectus for the determination of the net asset value of Class B Shares of such Portfolio, but shall exclude assets attributable to any other Class of each Portfolio. The Distributor may use all or any portion of the fee received pursuant to the Distribution Plan to compensate securities dealers or other persons who have engaged in the sale of Class B Shares pursuant to agreements with the Distributor, or to pay any of the expenses associated with other activities authorized under paragraph 2 hereof.

4. From time to time the administrator, co-administrator, investment adviser, a co-adviser or sub-adviser to a Portfolio or the Trust may use its fee revenues as well as past profits or its resources from any other source, to make payments to the Distributor or other parties with respect to any expenses incurred in connection with the distribution of Class B shares of the Portfolio, and any such payments by such administrator, co-administrator, investment adviser, co-adviser or sub-adviser shall not constitute expenditures made pursuant to this Distribution Plan and shall not be subject to the limitation set forth in
Section 3. Notwithstanding the foregoing, to the extent that any payments made by Class B of any Portfolio to any such administrator, co-administrator, investment adviser, co-adviser or sub-adviser or any affiliate thereof, including payments made from such administrator's, co-administrator's, investment adviser's, a co-adviser's or sub-adviser's management or advisory fee, should be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of Class B of such Portfolio within the context of Rule 12b-1, then such payments shall be deemed to be authorized by this Distribution Plan but shall not be subject to the limitation set forth in
Section 3.

5. This Distribution Plan will become effective with respect to the Class B Shares of a Portfolio as of _____________, 2003, this Distribution Plan having been approved (a) by a vote of a majority of the Trustees of the Trust, including a majority of Trustees who are not "interested persons" of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of this Distribution Plan or in any agreement related to the distribution Plan (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on this Distribution Plan; and (b) by a vote of majority of the outstanding voting securities (as such term is defined in Section 2(a)(42) of the 1940 Act) of Class B of the affected portfolios.

6. During the existence of this Distribution Plan, the Trust will commit the selection and nomination of those Trustees who are not interested persons of the Trust to the discretion of such Independent Trustees.

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7.   This Distribution Plan shall, unless terminated as hereinafter provided, remain in effect until June 30, 2004 and from year to year thereafter; provided, however that such continuance is subject to approval annually by a vote of a majority of the Trustees of the Trust, including a majority of Independent Trustees, cast in person at a meeting called for the purpose of voting on this Distribution Plan.

8. This Distribution Plan may be amended with respect to the Class B Shares of a Portfolio, at any time by the Board of Trustees, provided that (a) any amendment to increase materially the maximum fee provided for in paragraph 3 hereof, must be approved by a vote of a majority of the outstanding voting securities (as such term is defined in Section 2(a)(42) of the 1940 Act) of Class B of the affected Portfolio, and (b) any material amendment of this Distribution Plan must be approved in the manner provided in paragraph 5(a) above.

9. This Distribution Plan may be terminated with respect to the Class B Shares of a Portfolio, at any time, without the payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities (as such term is defined in Section 2(a)(42) of the 1940 Act) of Class B of the affected Portfolio.

10. During the existence of this Distribution Plan, the Trust shall require the Distributor to provide the Trust, for review by the Trust's Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended by the Distributor, administrator, co-administrator, investment adviser, co-adviser or sub-adviser in connection with financing any activity primarily intended to result in the sale of Class B Shares (making estimates of such costs where necessary or desirable) and the purposes for which such expenditures were made.

11. This Distribution Plan does not require the Distributor or the administrator, co-administrator, investment adviser, co-adviser or sub-adviser to perform any specific type or level of distribution activities or to incur any specific level of expenses for activities primarily intended to result in the sale of Class B Shares.

12. In the event that Rule 2830 of the NASD Conduct Rules precludes any Portfolio of the Trust (or any NASD member) from imposing a sales charge (as defined in that Section) or any portion thereof, then the Distributor shall not make payments hereunder from the date that the Portfolio discontinues or is required to discontinue imposition of some or all of its sales charges. If the Portfolio resumes imposition of some or all of its sales charge, the Distributor will receive payments thereunder.

13. Consistent with the limitation of shareholder and Trustee liability as set forth in the Trust's Declaration of Trust, any obligations assumed by the Trust, a Portfolio or Class B thereof pursuant to this Plan and any agreements related to this Plan shall be limited in all cases to the proportionate ownership of Class B of the affected Portfolio and its assets, and shall not constitute obligations of any shareholder of any other Class of the affected Portfolio or other Portfolios of the Trust or of any Trustee.

14. If any provision of the Distribution Plan shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Distribution Plan shall not be affected thereby.

                                                                      APPENDIX C

                     AMENDED AND RESTATED DISTRIBUTION PLAN

                             FIRST FUNDS: CLASS C

THIS Distribution Plan (the Distribution Plan), made as of ________________, 2003 is the plan of First Funds (the Trust), a business trust organized and existing under the laws of the Commonwealth of Massachusetts, on behalf of each series of the Trust, U.S. Government Money Market Portfolio, Municipal Money Market Portfolio, Cash Reserve Portfolio, Bond Portfolio, Growth & Income Portfolio, Tennessee Tax-Free Portfolio, Capital Appreciation Portfolio, Intermediate Bond Portfolio, and any future series established and designated by the Board of Trustees (each a Portfolio).

1. This Distribution Plan, when effective in accordance with its terms, shall be the written plan contemplated by Securities and Exchange Commission Rule 12b-1 (Rule 12b-1) under the Investment Company Act of 1940, as amended (the 1940 Act), for shares of beneficial interest of Class C (Class C Shares) of each Portfolio of the Trust.

2. The Trust has entered into an Amended and Restated General Distribution Agreement on behalf of each Portfolio with ALPS Distributors, Inc. (ALPS) under which ALPS uses all reasonable efforts, consistent with its other business, to secure purchasers of each Portfolio's share including the Class C Shares.
Such efforts may include, but neither are required to include nor are limited to, the following:

     (a) formulation and implementation of marketing and promotional activities, such as mail promotions and television, radio, newspaper, magazine and other mass media advertising;
     (b)  preparation, printing and distribution of sales literature;
     (c) preparation, printing and distribution of prospectuses of each Portfolio and reports to recipients other than existing shareholders of each Portfolio;
     (d) obtaining such information, analyses and reports with respect to marketing and promotional activities as ALPS may from time to time, deem advisable;
     (e) making payments to securities dealers and others engaged in the sales of Class C Shares; and
     (f) providing training, marketing and support to such dealers and others with respect to the sales of Class C Shares.

3. In consideration for the services provided and the expenses incurred by ALPS pursuant to the General Distribution Agreement, Class C of each Portfolio shall pay to ALPS a fee at the annual rate of up to (and including) .75% of such Class' average daily net assets throughout the month, or such lesser amount as may be established from time to time by the Trustees of the Trust by resolution, as specified in this paragraph; provided that, for any period during which the total of such fee and all other expenses of a

Portfolio holding itself out as a money market fund under Rule 2a-7 under the 1940 Act or of the Class C of such a Portfolio, would exceed the gross income of that Portfolio (or of the Class C thereof), such fee shall be reduced by such excess. Such fee shall be computed daily and paid monthly. The determination of daily net assets for each Portfolio shall be made at the close of business each day throughout the month and computed in the manner specified in each Portfolio's then current Prospectus for the determination of the net asset value of Class C Shares of such Portfolio, but shall exclude assets attributable to any other Class of each Portfolio. ALPS may use all or any portion of the fee received pursuant to the Distribution Plan to compensate securities dealers or other persons who have engaged in the sale of Class C Shares pursuant to agreements with ALPS, or to pay any of the expenses associated with other activities authorized under paragraph 2 hereof.

4. From time to time the administrator, co-administrator, investment adviser, a co-adviser or sub-adviser to a Portfolio or the Trust may use its fee revenues as well as past profits or its resources from any other source, to make payments to ALPS or other parties with respect to any expenses incurred in connection with the distribution of Class C shares of the Portfolio, and any such payments by such administrator, co-administrator, investment adviser, a co-adviser or sub-adviser shall not constitute expenditures made pursuant to this Distribution Plan and shall not be subject to the limitation set forth in Section 3. Notwithstanding the foregoing, to the extent that any payments made by Class C of any Portfolio to any such administrator, co-administrator, investment adviser, a co-adviser or sub-adviser or any affiliate thereof, including payments made from such administrator's, co-administrator's, investment adviser's, a co-adviser's or sub-adviser's management or advisory fee, should be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of Class C of such Portfolio within the context of Rule 12b-1, then such payments shall be deemed to be authorized by this Distribution Plan but shall not be subject to the limitation set forth in Section 3.

5. This Distribution Plan became effective with respect to the Class C Shares of a Portfolio as of ___________, 2003, this Distribution Plan having been approved (1) by a vote of a majority of the Trustees of the Trust, including a majority of Trustees who are not "interested persons" of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of this Distribution Plan or in any agreement related to the Distribution Plan (the Independent Trustees), cast in person at a meeting called for the purpose of voting on this Distribution Plan; and (2) by a vote of a majority of the outstanding voting securities (as such term is defined in Section 2(a)(42) of the 1940 Act) of the Class C of the affected Portfolio.

6. During the existence of this Distribution Plan, the Trust will commit the selection and nomination of those Trustees who are not interested persons of the Trust to the discretion of such Independent Trustees.

7. This Distribution Plan shall, unless terminated as hereinafter provided, remain in effect until June 30, 2004, and from year to year thereafter; provided, however, that such continuance is subject to approval annually by a vote of a majority of the Trustees of the Trust, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on this Distribution Plan.

8.   This Distribution Plan may be amended with respect to the Class C
Shares of a Portfolio, at any time by the Board of Trustees, provided that (a) any amendment to increase materially the maximum fee provided for in paragraph 3 hereof, must be approved by a vote of a majority of the outstanding voting securities (as such term is defined in Section 2(a)(42) of the 1940 Act) of Class C of the affected Portfolio, and (b) any material amendment of this Distribution Plan must be approved in the manner provided in paragraph 45(1) above.

9. This Distribution Plan may be terminated with respect to the Class C Shares of a Portfolio, at any time, without the payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities (as such term is defined in Section 2(a)(42) of the 1940 Act) of the Class C of the affected Portfolio.

10. During the existence of this Distribution Plan, the Trust shall require ALPS to provide the Trust, for review by the Trust's Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended by the Distributor, administrator, investment adviser, co-administrator, co-adviser or sub-adviser in connection with financing any activity primarily intended to result in the sale of Class C Shares (making estimates of such costs where necessary or desirable) and the purposes for which such expenditures were made.

11. This Distribution Plan does not require ALPS or the administrator, co-administrator, investment adviser, co-adviser or sub-adviser to perform any specific type or level of distribution activities or to incur any specific level of expenses for activities primarily intended to result in the sale of Class C Shares.

12. In the event that Article C, Section 26 of the NASD Rules of Fair Practice precludes any Portfolio of the Trust (or any NASD member) from imposing a sales charge (as defined in that Section) or any portion thereof, then ALPS shall not make payments hereunder from the date that the Portfolio discontinues or is required to discontinue imposition of some or all of its sales charge, ALPS will receive payments hereunder.

13. Consistent with the limitation of shareholder and Trustee liability as set forth in the Trust's Declaration of Trust, any obligations assumed by the Trust, a Portfolio or Class C thereof pursuant to this Plan and any agreements related to this Plan shall be limited in all cases to the proportionate ownership of Class C of the affected Portfolio and its assets, and shall not constitute obligations of any shareholder of any other Class of the affected Portfolio or other Portfolios of the Trust or of any Trustee.

14. If any provision of the Distribution Plan shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Distribution Plan shall not be affected thereby.

                                                                      APPENDIX D

                                DISTRIBUTION PLAN

                              FIRST FUNDS: CLASS A

     THIS Distribution Plan (the "Distribution Plan"), made as of, 2003, is the plan of First Funds (the "Trust"), a business trust organized and existing under the laws of the Commonwealth of Massachusetts and registered as an open-end investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), issuing separate series of shares designated as follows: Growth & Income Portfolio, Capital Appreciation Portfolio, Bond Portfolio, Intermediate Bond Portfolio, Tennessee Tax-Free Portfolio, U.S. Government Money Market Portfolio, Municipal Money Market Portfolio and Cash Reserve Portfolio, and any future series established and designated by the Board of Trustees issuing Class A shares (each a "Portfolio").

1. This Distribution Plan, when effective in accordance with its terms, shall be the written plan contemplated by Securities and Exchange Commission Rule 12b-1 under the 1940 Act, for shares of beneficial interest of Class A ("Class A Shares") of each Portfolio set forth above.

2. From time to time the administrator, co-administrator, investment adviser, a co-adviser or sub-adviser to a Portfolio or the Trust may use its fee revenues as well as past profits or its resources from any other source, to make payments to ALPS Distributors, Inc. (the "Distributor") or other parties with respect to any expenses incurred in connection with the distribution of Class A Shares of the Portfolio, and any such payments by such administrator, co-administrator, investment adviser, co-adviser or sub-adviser shall not constitute expenditures made pursuant to this Distribution Plan. Notwithstanding the foregoing, to the extent that any payments made by Class A of any Portfolio to any such administrator, co-administrator, investment adviser, co-adviser or sub-adviser or any affiliate thereof, including payments made from such administrator's, co-administrator's, investment adviser's, co-adviser's or sub-adviser's management or advisory fee, should be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of Class A of such Portfolio within the context of Rule 12b-1, then such payments shall be deemed to be authorized by this Distribution Plan.

3. This Distribution Plan will become effective with respect to the Class A Shares of a Portfolio as of the date upon which this Distribution Plan is approved (a) by a vote of a majority of the Trustees of the Trust, including a majority of Trustees who are not "interested persons" of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of this Distribution Plan or in any agreement related to the distribution Plan (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on this Distribution Plan; and (b) by a vote of majority of the outstanding voting securities (as such term is defined in Section 2(a)(42) of the 1940 Act) of Class A of the affected portfolios.

4. During the existence of this Distribution Plan, the Trust will commit the selection and nomination of those Trustees who are not interested persons of the Trust to the discretion of such Independent Trustees.

5. This Distribution Plan shall, unless terminated as hereinafter provided, remain in effect until June 30, 2004, and from year to year thereafter; provided, however that such continuance is subject to approval annually by a vote of a majority of the Trustees of the Trust, including a majority of Independent Trustees, cast in person at a meeting called for the purpose of voting on this Distribution Plan.

6. This Distribution Plan may be amended with respect to the Class A Shares of a Portfolio, at any time by the Board of Trustees, provided that (a) any amendment to authorize direct payments by a Portfolio to finance any activity primarily intended to result in the sale shares of the Portfolio, shall be effective only upon approval by a vote of a majority of the outstanding voting securities of Class A of the affected Portfolio, and (b) any material amendment of this Distribution Plan must be approved in the manner provided in paragraph 3(a) above.

7. This Distribution Plan may be terminated with respect to the Class A Shares of a Portfolio, at any time, without the payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities (as such term is defined in Section 2(a)(42) of the 1940 Act) of Class A of the affected Portfolio.

8. During the existence of this Distribution Plan, the Trust shall require the administrator, co-administrator, investment adviser, co-adviser or sub-adviser, as the case may be, to provide the Trust, for review by the Trust's Trustees, and the Trustees shall review, at least quarterly, a written report of any amounts expended in connection with financing any activity primarily intended to result in the sale of Class A Shares (making estimates of such costs where necessary or desirable) and the purposes for which such expenditures were made.

9. This Distribution Plan does not require the administrator, co-administrator, investment adviser, co-adviser or sub-adviser to perform any specific type or level of distribution activities or to incur any specific level of expenses for activities primarily intended to result in the sale of Class A Shares.

10. Consistent with the limitation of shareholder and Trustee liability as set forth in the Trust's Declaration of Trust, any obligations assumed by the Trust, a Portfolio or Class A thereof pursuant to this Plan and any agreements related to this Plan shall be limited in all cases to the proportionate ownership of Class A of the affected Portfolio and its assets, and shall not constitute obligations of any shareholder of any other Class of the affected Portfolio or other Portfolios of the Trust or of any Trustee.

11. If any provision of the Distribution Plan shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Distribution Plan shall not be affected thereby.

                                                                      APPENDIX D

                                DISTRIBUTION PLAN

                              FIRST FUNDS: CLASS I

     THIS Distribution Plan (the "Distribution Plan"), made as of ____________, 2003, is the plan of First Funds (the "Trust"), a business trust organized and existing under the laws of the Commonwealth of Massachusetts and registered as an open-end investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), issuing separate series of shares designated as follows: Growth & Income Portfolio, Capital Appreciation Portfolio, Bond Portfolio, Intermediate Bond Portfolio, Tennessee Tax-Free Portfolio, U.S. Government Money Market Portfolio, Municipal Money Market Portfolio and Cash Reserve Portfolio, and any future series established and designated by the Board of Trustees issuing Class I shares (each a "Portfolio").

1. This Distribution Plan, when effective in accordance with its terms, shall be the written plan contemplated by Securities and Exchange Commission Rule 12b-1 under the 1940 Act, for shares of beneficial interest of Class I ("Class I Shares") of each Portfolio set forth above.

2. From time to time the administrator, co-administrator, investment adviser, a co-adviser or sub-adviser to a Portfolio or the Trust may use its fee revenues as well as past profits or its resources from any other source, to make payments to ALPS Distributors, Inc. (the "Distributor") or other parties with respect to any expenses incurred in connection with the distribution of Class I Shares of the Portfolio, and any such payments by such administrator, co-administrator, investment adviser, co-adviser or sub-adviser shall not constitute expenditures made pursuant to this Distribution Plan. Notwithstanding the foregoing, to the extent that any payments made by Class I of any Portfolio to any such administrator, co-administrator, investment adviser, a co-adviser or sub-adviser or any affiliate thereof, including payments made from such administrator's, co-administrator's, investment adviser's, co-adviser's or sub-adviser's management or advisory fee, should be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of Class I of such Portfolio within the context of Rule 12b-1, then such payments shall be deemed to be authorized by this Distribution Plan.

3. This Distribution Plan will become effective with respect to the Class I Shares of a Portfolio as of the date upon which this Distribution Plan is approved (a) by a vote of a majority of the Trustees of the Trust, including a majority of Trustees who are not "interested persons" of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of this Distribution Plan or in any agreement related to the distribution Plan (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on this Distribution Plan; and (b) by a vote of majority of the outstanding voting securities (as such term is defined in Section 2(a)(42) of the 1940 Act) of Class I of the affected portfolios.

4. During the existence of this Distribution Plan, the Trust will commit the selection and nomination of those Trustees who are not interested persons of the Trust to the discretion of such Independent Trustees.

5. This Distribution Plan shall, unless terminated as hereinafter provided, remain in effect until June 30, 2004, and from year to year thereafter; provided, however that such continuance is subject to approval annually by a vote of a majority of the Trustees of the Trust, including a majority of Independent Trustees, cast in person at a meeting called for the purpose of voting on this Distribution Plan.

6. This Distribution Plan may be amended with respect to the Class I Shares of a Portfolio, at any time by the Board of Trustees, provided that (a) any amendment to authorize direct payments by a Portfolio to finance any activity primarily intended to result in the sale shares of the Portfolio shall be effective only upon approval by a vote of a majority of the outstanding voting securities of Class I of the affected Portfolio, and (b) any material amendment of this Distribution Plan must be approved in the manner provided in paragraph 3(a) above.

7. This Distribution Plan may be terminated with respect to the Class I Shares of a Portfolio, at any time, without the payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities (as such term is defined in Section 2(a)(42) of the 1940 Act) of Class I of the affected Portfolio.

8. During the existence of this Distribution Plan, the Trust shall require the administrator, co-administrator, investment adviser, co-adviser or sub-adviser, as the case may be, to provide the Trust, for review by the Trust's Trustees, and the Trustees shall review, at least quarterly, a written report of any amounts expended in connection with financing any activity primarily intended to result in the sale of Class I Shares (making estimates of such costs where necessary or desirable) and the purposes for which such expenditures were made.

9. This Distribution Plan does not require the administrator, co-administrator, investment adviser, co-adviser or sub-adviser to perform any specific type or level of distribution activities or to incur any specific level of expenses for activities primarily intended to result in the sale of Class I Shares.

10. Consistent with the limitation of shareholder and Trustee liability as set forth in the Trust's Declaration of Trust, any obligations assumed by the Trust, a Portfolio or Class I thereof pursuant to this Plan and any agreements related to this Plan shall be limited in all cases to the proportionate ownership of Class I of the affected Portfolio and its assets, and shall not constitute obligations of any shareholder of any other Class of the affected Portfolio or other Portfolios of the Trust or of any Trustee.

11. If any provision of the Distribution Plan shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Distribution Plan shall not be affected thereby.

[FIRST FUNDS LOGO]                                                                     3 EASY WAYS TO VOTE YOUR PROXY
  P. O. BOX 9132                                                   CALL:      To vote by phone call toll-free 1-800-690-6903 and use
HINGHAM, MA 02043-9132                                                        the control number shown below.
                                                                   INTERNET:  Vote on the Internet at www.proxyweb.com and use the control number shown below.
                                                                   MAIL:      Return the signed proxy card in the enclosed envelope.
                                                                     DO NOT RETURN YOUR PROXY CARD IF YOU VOTE BY PHONE OR INTERNET.

*** CONTROL NUMBER: 999 999 999 999 99 ***

FUND NAME PRINTS HERE                                                        PROXY FOR SPECIAL MEETING OF SHAREHOLDERS JUNE 26, 2003
                                                                          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned revoke(s) all previous proxies and appoint(s) Desiree M. Franklin, Jeremy O. May, and Traci A. Thelen or any one of
them, with full power of substitution to vote all shares of the Growth and Income, Capital Appreciation, Bond, Intermediate Bond,
Tennessee Tax-Free, U.S. Government Money Market, Municipal Money Market and Cash Reserve Portfolios of First Funds that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Portfolios to be held at the executive offices of
First Funds, 1625 Broadway, Suite 2200, Denver, Colorado 80202, on Thursday, June 26, 2003 at 4:00 p.m., Mountain time, and at any adjournments or postponements thereof.

Receipt of the Notice of Meeting and the accompanying Proxy Statement is hereby acknowledged.

                                                                                  Dated ________________________________, 2003

                                                                                   PLEASE VOTE ON THE REVERSE SIDE, SIGN AND DATE
                                                                                       THIS PROXY AND RETURN PROMPTLY IN THE
                                                                                           POSTAGE-PAID ENVELOPE PROVIDED.


                                                                         ___________________________________________________________
                                                                         Signature                          (PLEASE SIGN IN THE BOX)


                                                                         NOTE: Please sign your name exactly as it appears in the
                                                                         registration. If shares are held in the name of two or more persons, in whatever capacity, only ONE need sign. When
                                                                         signing in a fiduciary capacity, such as executor or
                                                                         attorney, please so indicate. When signing on behalf of a
                                                                         partnership or corporation, please indicate title.

                                                                                                                                FFCW



LABEL BELOW FOR MIS USE ONLY!                        MIS EDITS: # OF CHANGES___/___PRF 1 ____PRF 2____
PO# M8472                                            OK TO PRINT AS IS*____*By signing this form you are authorizing
ALPS MUTUAL FUND SERVICES                            MIS to print this form in its current state.
FIRST FUNDS - COMPLEX WIDE
ORIGINAL 2UP OVERSIZE 4/28/03 TD
MATT (ALPS1STF)                                      ___________________________________________________________
REVISION #1 5/8/03 TD                                SIGNATURE OF PERSON AUTHORIZING PRINTING               DATE
REVIEW #1 5-9-03 JA

IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS. AS TO ANY OTHER MATTER, SAID ATTORNEYS WILL VOTE IN ACCORDANCE WITH THEIR BEST JUDGMENT. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSALS.

                                              PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. /X/
                                              PLEASE DO NOT USE FINE POINT PENS.

1.   ELECTIONS OF TRUSTEE NOMINEES:
     (01) John A. DeCell (02) Larry W. Papason (03) Richard C. Rantzow                 FOR        WITHHOLD     WITHHOLDING
     (04) George P. Lewis (05) Charles Burkett                                         all          all         AUTHORITY
                                                                                     nominees     nominees         for
(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK                                   individual
"WITHHOLDING AUTHORITY FOR INDIVIDUAL NOMINEES LISTED" BOX AT RIGHT AND WRITE                                   nominees
THAT NOMINEE'S NAME BELOW.)                                                                                      listed
                                                                                       / /          / /            / /
_____________________________________________________________________________          FOR        AGAINST        ABSTAIN

2. Approval of the amended and restated Declaration of Trust for First Funds with respect to the following:

     a.   Reorganization                                                               / /          / /            / /

     b.   Future Amendments                                                            / /          / /            / /

     c.   Redemption                                                                   / /          / /            / /

     d.   Custodians                                                                   / /          / /            / /

     e.   Advisory Agreements                                                          / /          / /            / /

     f.   Termination or Reclassification of the Trust or a Fund                       / /          / /            / /

     g.   Other Changes                                                                / /          / /            / /

3.   Approval of an amendment to the fundamental investment                            / /          / /            / /
     policies and redesignation of certain fundamental policies to non-fundamental policies for the Growth and Income
     Portfolio (Growth and Income Portfolio Only):

4.   Approval of the amended and restated Distribution Plan (Classes B & C
     Only):                                                                            / /          / /            / /

5.   Approval of a Distribution Plan (Classes I & A Only):                             / /          / /            / /


PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED.                 FFCWB


LABEL BELOW FOR MIS USE ONLY!                        MIS EDITS: # OF CHANGES___/___PRF 1 ____PRF 2____
PO# M8472                                            OK TO PRINT AS IS*____*By signing this form you are authorizing
ALPS MUTUAL FUND SERVICES                            MIS to print this form in its current state.
FIRST FUNDS - COMPLEX WIDE
ORIGINAL 2UP OVERSIZE 4/28/03 TD                     ___________________________________________________________
MATT (ALPS1STB)                                      SIGNATURE OF PERSON AUTHORIZING PRINTING               DATE
REVISION #1 5/8/03 TD
O.A. 5-9-03 JA
O.A. 5-9-03 JA
REVIEW #1 5-13-03 JA
REVISION #1 5/21/03 TD